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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
GENPACT LIMITED
(Name of Registrant as Specified In Its Charter)
None
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
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☐	Fee paid previously with preliminary materials.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

April 2, 2008

Dear Fellow Shareholder:

        I am pleased to invite you to attend the 2008 Annual General Meeting of Shareholders of Genpact Limited to be held on Thursday, May 1, 2008 at the New York Stock Exchange, 11 Wall Street, New York, New York, USA. The Annual General Meeting will commence at 10 a.m. Eastern time.

        At the annual meeting, we expect to consider and act upon the following matters:

  (1)
  To elect eleven (11) directors to hold office until the next annual election and until their successors are duly elected and qualified;

  (2)
  To adopt our U.S Employee Stock Purchase Plan and International Employee Stock Purchase Plan;

  (3)
  To ratify and approve the appointment of KPMG as our independent registered public accounting firm for the fiscal year ending December 31, 2008; and

  (4)
  To transact such other business as may properly come before the meeting or any adjournment thereof.

        Details regarding admission to the meeting and the business to be conducted at the meeting are more fully described in the accompanying Notice of 2008 Annual General Meeting and Proxy Statement.

        Your vote is important. Whether or not you plan to attend the annual meeting, I hope you will vote as soon as possible. Voting by proxy will ensure your representation at the Annual General Meeting if you do not attend in person. Please review the instructions on the enclosed proxy card regarding each of your voting options.

        Thank you for your ongoing support of and continued interest in Genpact.

Sincerely,

Pramod Bhasin President and Chief Executive Officer

ii

GENPACT LIMITED
Canon's Court
22 Victoria Street
Hamilton HM
Bermuda

NOTICE OF 2008 ANNUAL GENERAL MEETING OF SHAREHOLDERS

To Be Held on May 1, 2008

        The 2008 Annual General Meeting of Shareholders of Genpact Limited, which is referred to herein as the annual meeting or the meeting, will be held on Thursday, May 1, 2008, at the New York Stock Exchange, 11 Wall Street, New York, New York, USA. The annual meeting will commence at 10 a.m. Eastern time and the following matters will be considered and acted upon at the annual meeting:

  (1)
  To elect eleven (11) directors to hold office until the next annual election and until their successors are duly elected and qualified;

  (2)
  To adopt our U.S. Employee Stock Purchase Plan and International Employee Stock Purchase Plan;

  (3)
  To ratify and approve the appointment of KPMG as our independent registered public accounting firm for the fiscal year ending December 31, 2008; and

  (4)
  To transact such other business as may properly come before the meeting or any adjournment thereof.

        Shareholders of record at the close of business on March 11, 2008 are entitled to vote at the annual meeting. Your vote is important regardless of the number of shares you own. Whether you expect to attend the annual meeting or not, please complete, sign, date and promptly return the enclosed proxy card in the postage-prepaid envelope we have provided. You can also submit your proxy to vote your shares over the Internet as provided in the instructions set forth on the proxy card. Your prompt response will ensure that your shares are represented at the annual meeting. You can change your vote and revoke your proxy at any time before the polls close at the annual meeting by following the procedures described in the accompanying proxy statement.

        All shareholders are cordially invited to attend the annual meeting.

By Order of the Board of Directors,
Victor Guaglianone Corporate Secretary

April 2, 2008

iii

Report of the Audit Committee	17
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	17
Policies and Procedures for Related Party Transactions	17
INFORMATION ABOUT EXECUTIVE OFFICERS	22
Background Information	22
INFORMATION ABOUT EXECUTIVE AND DIRECTOR COMPENSATION	23
Compensation Discussion & Analysis	23
Summary Compensation Table	28
2007 Grants of Plan-Based Awards	29
2007 Outstanding Equity Awards at Fiscal Year End	37
2007 Option Exercises	38
Pension Benefits	38
Nonqualified Deferred Compensation	38
Potential Payments Upon Termination or Change in Control	38
DIRECTOR COMPENSATION	41
Report of the Compensation Committee	43
Compensation Committee Interlocks and Insider Participation	43
Securities Authorized for Issuance Under Equity Compensation Plans	43
PROPOSAL 2—ADOPTION OF PURCHASE PLANS	45
PROPOSAL 3—RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	50
Independent Registered Public Accounting Firm Fees and Other Matters	50
OTHER MATTERS	50
ELECTRONIC SUBMISSION OF PROXY FOR VOTING	51

GENPACT LIMITED
Canon's Court
22 Victoria Street
Hamilton, HM 12
Bermuda

PROXY STATEMENT FOR ANNUAL GENERAL MEETING OF SHAREHOLDERS

May 1, 2008

        This proxy statement contains information about the 2008 Annual General Meeting of Shareholders of Genpact Limited, which we refer to in this proxy statement as the annual meeting or the meeting. The annual meeting will be held on Thursday, May 1, 2008, at the New York Stock Exchange, 11 Wall Street, New York, New York. The annual meeting will commence at 10 a.m. Eastern time.

        In accordance with the New York Stock Exchange's security procedures, all persons attending the annual meeting must present their photo identification and submit to screening by metal detector and x-ray examination of packages, handbags and luggage.

        This proxy statement is furnished in connection with the solicitation of proxies by the board of directors of Genpact Limited, which is also referred to as Genpact or the Company in this proxy statement, for use at the annual meeting and at any adjournment of the annual meeting. All proxies will be voted in accordance with the instructions they contain. If no instruction is specified on a proxy, it will be voted in favor of the matters set forth in the Notice of 2008 Annual General Meeting. A shareholder may revoke any proxy at any time before it is exercised by giving our Secretary written notice to that effect either before or at the annual meeting, signing and submitting another proxy with a later date or by attending the meeting in person and voting such holder's shares.

        Our Annual Report to Shareholders, including our Annual Report on Form 10-K, for the fiscal year ended December 31, 2007 is being mailed to shareholders with the Notice of 2008 Annual General Meeting and this proxy statement on or about April 7, 2008.

        A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2007 as filed with the United States Securities and Exchange Commission (the "SEC"), except for exhibits, will be furnished without charge to any shareholder upon written request to Genpact Limited, 1251 Avenue of the Americas, 41st Floor, New York, New York 10020, attention: Corporate Secretary.

IMPORTANT INFORMATION ABOUT THE ANNUAL GENERAL MEETING AND VOTING

What is the purpose of the annual meeting?

        At the annual meeting, shareholders will consider and act on the following matters:

        1.     To elect eleven (11) directors to hold office until the next annual election and until their successors are duly elected and qualified.

        2.     To adopt our U.S. Employee Stock Purchase Plan and International Employee Stock Purchase Plan (together, the "Purchase Plans").

        3.     To ratify and approve the appointment of KPMG as our independent registered public accounting firm for the fiscal year ending December 31, 2008.

        4.     To transact such other business as may properly come before the annual meeting or any adjournment thereof.

Who can vote?

        To be able to vote, you must have been a shareholder of record at the close of business on March 11, 2008. This date is the record date for the annual meeting.

        Shareholders of record at the close of business on March 11, 2008 are entitled to vote on each proposal at the annual meeting. The number of outstanding common shares entitled to vote on each proposal at the meeting is 212,286,523.

How many votes do I have?

        Each common share of Genpact that you owned on the record date entitles you to one vote on each matter that is voted on at the annual meeting.

Is my vote important?

        Your vote is important regardless of how many common shares you own. Please take the time to vote. Take a moment to read the instructions below. Choose the way to vote that is easiest and most convenient for you and submit your proxy so your vote is cast as soon as possible.

How do I vote?

        You may deliver your proxy to vote your shares in one of the following ways or you may vote in person at the annual meeting.

        You may submit your proxy to vote by mail.    You may vote by completing and signing the proxy card that accompanies this proxy statement and promptly mailing it in the enclosed postage-prepaid envelope. You do not need to put a stamp on the enclosed envelope if you mail it in the United States. The shares you own will be voted according to the instructions on the proxy card you mail. If you sign and return the proxy card, but do not give any instructions on a particular matter to be voted on as described in this proxy statement, the shares you own will be voted in accordance with the recommendations of our board of directors. The board of directors recommends that you vote FOR Proposals 1, 2 and 3.

        You may submit your proxy to vote over the Internet.    If you have Internet access, you may submit your proxy to vote your shares from any location in the world by following the "Electronic Voting Instructions" set forth on the enclosed proxy card.

        You may vote in person.    If you attend the meeting at the location set forth in the accompanying Notice of 2008 Annual General Meeting, you may vote by delivering your completed proxy card in person or you may vote by completing a ballot. Ballots will be available at the meeting. If you attend the meeting in person you will need to bring an acceptable form of photo identification, such as a driver's license or passport. In accordance with the New York Stock Exchange's security procedures, all persons attending the annual meeting must present their photo identification and submit to screening by metal detector and x-ray examination of packages, handbags and luggage.

Can I change my vote after I have mailed my proxy card or after I have submitted my proxy to vote my shares over the Internet or by telephone?

        Yes. You can revoke your proxy and change your vote at any time before the polls close at the meeting by doing any one of the following things:

  •
  signing and delivering another proxy with a later date to our Corporate Secretary at Genpact Limited, 1251 Avenue of the Americas, 41st Floor, New York, New York 10020 USA;

  •
  submitting another proxy to vote with a later date over the Internet;

  •
  giving our Corporate Secretary written notice before or at the meeting that you want to revoke your proxy; or

  •
  voting in person at the meeting.

        Your attendance at the meeting alone will not revoke your proxy.

Can I vote if my shares are held in "street name"?

        If the shares you own are held in "street name" by a bank or brokerage firm, your bank or brokerage firm, as the record holder of your shares, is required to vote your shares according to your instructions. In order to vote your shares, you will need to follow the directions your bank or brokerage firm provides you. Many banks and brokerage firms also offer the option of voting over the Internet or by telephone, instructions for which would be provided by your bank or brokerage firm on your vote instruction form.

        If your shares are held in street name, you must bring an account statement or letter from your brokerage firm or bank showing that you are the beneficial owner of the shares as of the record date in order to be admitted to the meeting on May 1, 2008. To be able to vote your shares held in street name at the meeting, you will need to obtain a proxy card from the holder of record.

What constitutes a quorum?

        In order for business to be conducted at the annual meeting with respect to a particular matter, a quorum must be present for that particular matter. For each of the proposals described in the accompanying Notice of 2008 Annual General Meeting, we will have a quorum if at least two shareholders are present in person or by proxy who hold or represent more than 50 percent of the outstanding shares entitled to vote, or at least 106,143,261 shares.

        Common shares represented in person or by proxy (including "broker non-votes" and shares that abstain or do not vote with respect to a particular proposal to be voted upon) will be counted for the purpose of determining whether a quorum exists at the annual meeting for that proposal. "Broker non-votes" are shares that are held in "street name" by a bank or brokerage firm that indicates on its proxy that it does not have discretionary authority to vote on a particular matter.

        If a quorum is not present, the annual meeting will be adjourned until a quorum is obtained.

What vote is required for each item?

        For each of the proposals being considered at the annual meeting, approval of the proposal requires the affirmative vote of a simple majority of the votes cast. There is no cumulative voting in the election of directors. The election of each director nominee will be considered and voted upon as a separate proposal. Abstentions and broker "non-votes" are not counted as votes cast and will not affect the voting results on any proposals. If the proposal for the election of a director nominee does not receive the required majority of the votes cast, then the director will not be elected and the position on the board of directors that would have been filled by the director nominee will become vacant. The board of directors has the ability to fill any vacancy upon the recommendation of its nominating and governance committee.

How will votes be counted?

        Each common share will be counted as one vote according to the instructions contained on a properly completed proxy, whether submitted by mail, over the Internet, or on a ballot voted in person at the annual meeting. Shares will not be voted in favor of a proposal if either (1) the shareholder abstains from voting on a particular matter, or (2) the shares are broker non-votes. If the shareholder does not indicate voting instructions on the proxy card, the proxies will have the authority to vote for proposals 1, 2 and 3.

Who will count the votes?

        An independent vote tabulator will count the votes. Computershare has been appointed by the board of directors as the independent Inspector of Election and will determine the existence of a quorum, validity of proxies and ballots, and certify the results of the voting.

How does the board of directors recommend that I vote on the proposals?

        The board of directors recommends that you vote:

        FOR the election of the eleven directors listed under Proposal 1 to hold office until the next annual election and until their successors are duly elected and qualified;

        FOR the adoption of our Purchase Plans; and

        FOR the ratification and approval of the appointment of KPMG as our independent registered public accounting firm for the fiscal year ending December 31, 2008.

Will any other business be conducted at the meeting or will other matters be voted on?

        The board of directors does not know of any other matters that may properly come before the meeting. If any other matter properly comes before the meeting, the persons named in the proxy card that accompanies this proxy statement, whether you submit your proxy by mail or through the Internet, will exercise their judgment in deciding how to vote, or otherwise act, at the meeting with respect to that matter or proposal.

Where can I find the voting results?

        We will report the voting results in our quarterly report on Form 10-Q for the second quarter of fiscal 2008, which we expect to file with the SEC in August 2008.

How and when may I submit a shareholder proposal, including a shareholder nomination for director, for the 2009 annual general meeting?

        Our bye-laws contain advance notice procedures with regard to shareholder proposals not related to director nominations. If you are interested in submitting a proposal for inclusion in the proxy statement for the 2009 annual general meeting, you need to follow the procedures outlined in Rule 14a-8 of the Securities Exchange Act of 1934, or the Exchange Act. To be eligible for inclusion, we must receive your shareholder proposal intended for inclusion in the proxy statement for our 2009 Annual General Meeting of Shareholders at our New York City office as set forth below no later than December 8, 2008.

        Bermuda law provides that shareholders who collectively hold at least 5% of the total voting rights of our outstanding common shares, or any group comprised of at least 100 or more registered shareholders, may require a proposal to be submitted to an annual general meeting of shareholders. Bermuda law generally requires that notice of such a proposal must be deposited at our registered office not less than six weeks before the date of the meeting.

        A shareholder's notice to our corporate secretary must be in proper written form and must set forth, as to each matter the shareholder proposes to bring before the meeting:

  •
  a description of the business desired to be brought before the meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and if such business includes a proposal to amend our bye-laws, the language of the proposed amendment), the reasons for conducting the business at the meeting and any material interest in such business of such shareholder on whose behalf the proposal is made;

  •
  the name and record address of the shareholder;

  •
  the class and number of shares of our share capital which are owned and of record by the shareholder;

  •
  a representation that the shareholder is a holder of record of our shares entitled to vote at the meeting and that the shareholder intends to appear in person or by proxy at the meeting to propose such business; and

  •
  a representation as to whether the shareholder intends or is part of a group which intends to deliver a proxy statement or form of proxy to holders of at least the percentage of our outstanding share capital required to approve or adopt the business proposal, or otherwise to solicit proxies from shareholders in support of such proposal.

        Our bye-laws also contain advance notice procedures with regard to shareholder proposals related to the nomination of candidates for election as directors. These procedures provide that any shareholder entitled to vote for the election of directors may nominate persons for election as directors only if written notice of such shareholder's intent to make such nomination is given to our corporate secretary not later than (i) with respect to an election to be held at an annual general meeting, not less than 90 days nor more than 120 days prior to the anniversary date of the immediately preceding annual meeting or not later than ten days after notice or public disclosure of the date of the annual meeting is given or made available to shareholders, whichever date is earlier, and (ii) with respect to an election to be held at a special general meeting for the election of directors, the close of business on the tenth day following the date on which notice of such meeting is first given to shareholders.

        A shareholder's notice to our corporate secretary must be in proper written form and must set forth information related to the shareholder giving the notice and the owner on whose behalf the nomination is made, including:

  •
  the name and record address of the shareholder and the owner;

  •
  the class and number of shares of our share capital which are owned and of record by the shareholder;

  •
  a representation that the shareholder is a holder of record of our shares entitled to vote at that meeting and that the shareholder intends to appear in person or by proxy at the meeting to bring the nomination before the meeting; and

  •
  a representation as to whether the shareholder intends or is part of a group which intends to deliver a proxy statement or form of proxy to holders of at least the percentage of our outstanding share capital required to elect the nominee, or otherwise to solicit proxies from shareholders in support of such nomination.

        As to each person whom the shareholder proposes to nominate for election as a director:

  •
  all information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to the Exchange Act; and

  •
  the nominee's written consent to being named in the proxy statement as a nominee and to serving as a director if elected.

        Any proposals, nominations or notices should be sent to:

    Genpact Limited
    1251 Avenue of the Americas, 41st Floor
    New York, New York 10020
    Attention: Corporate Secretary

What are the costs of soliciting these proxies?

        We will bear the costs of solicitation of proxies. We are initially soliciting these proxies by mail, but our directors, officers and selected other employees may also solicit proxies by telephone, e-mail or by other means of communication without additional remuneration. Directors, officers and employees who help us in solicitation of proxies will not be specially compensated for those services, but they may be reimbursed for their reasonable out-of-pocket expenses incurred in connection with their solicitation. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of our common shares that they hold in their names. We will reimburse banks and brokers for their reasonable out-of-pocket expenses incurred in connection with the distribution of our proxy materials.

Will the 2007 financial statements be presented to the annual meeting?

        Yes. At the annual meeting we will present the audited consolidated financial statements for the fiscal year ended December 31, 2007, as required by Bermuda law. Copies of these financial statements are included in our Annual Report to Shareholders, which we are delivering to you with this proxy statement.

How can I obtain an Annual Report on Form 10-K?

        Our Annual Report on Form 10-K for the fiscal year ended December 31, 2007 is available on our website at www.genpact.com and is being distributed with the Annual Report to Shareholders. If you would like a copy of our Annual Report on Form 10-K, we will send you one without exhibits at no charge. Please contact:

    Genpact Limited
    1251 Avenue of the Americas, 41st Floor
    New York, New York 10020
    Attention: Corporate Secretary

        Our website address is provided for convenience only. We are not including the information on our website, or any information which may be linked through our website, as a part of this proxy statement nor is it incorporated herein.

Householding of Annual Meeting Materials

        Some banks, brokers and other nominee record holders may participate in the practice of "householding" proxy statements and annual reports. This means that only one copy of our proxy statement and annual report to shareholders may have been sent to multiple shareholders in your household. We will promptly deliver a separate copy of either document to you if you contact us at the following address: Genpact Limited, 1251 Avenue of the Americas, 41st Floor, New York, New York 10020, Attention: Corporate Secretary. If you want to receive separate copies of the proxy statement or annual report to shareholders in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table contains information regarding the beneficial ownership of our common shares as of March 14, 2008 by:

  •
  each shareholder we know to beneficially own more than 5% of our outstanding common shares;

  •
  each director;

  •
  each executive officer named in the Summary Compensation Table under the heading "Information about Executive and Director Compensation"; and

  •
  all of our directors and executive officers as a group.

        Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Common shares subject to options that are currently exercisable or exercisable within 60 days are deemed to be outstanding and beneficially owned by the person holding such options. Such shares, however, are not deemed to be outstanding for the purposes of computing the percentage ownership of any other person.

        Percentage of beneficial ownership is based on 212,286,523 common shares of Genpact Limited outstanding on March 14, 2008.

Name of Beneficial Owner (2)	Number of Shares Beneficially Owned(1)	Percentage of Outstanding Shares
Principal Securityholders:
Genpact Investment Co. (Lux)(3)	106,832,699	50.32
GE Capital (Mauritius) Holdings Ltd.(4)	39,947,364	18.82
WIH Holdings (Mauritius)(5)	13,835,775	6.52
Directors and Executive Officers:
Pramod Bhasin(6)	2,424,012	1.14
Vivek N. Gour(7)	368,618	*
N.V. Tyagarajan(8)	590,288	*
Patrick Cogny(9)	130,248	*
Rakesh Chopra(10)	59,697	*
Rajat Kumar Gupta(11)	72,341	*
John Barter(12)	47,260	*
J Taylor Crandall(3)(13)	106,841,744	50.33
Steven A. Denning(3)(14)	106,841,744	50.33
Mark F. Dzialga(3)(15)	106,841,744	50.33
Jagdish Khattar	—	—
James C. Madden(16)	48,843	*
Denis J. Nayden(3)(17)	106,841,744	50.33
Robert G. Scott(18)	32,562	*
A. Michael Spence(19)	48,843	*
Current Directors and Executive Officers as a group (22 persons)(20)	4,688,786	2.21

*
Shares represent less than 1% of common shares.

(1)
Beneficial ownership is determined in accordance with the rules of the SEC and includes voting and/or investment power with respect to the shares shown as beneficially owned.

(2)
Unless noted otherwise, the business address of each beneficial owner is c/o Genpact Limited, Canon's Court, 22 Victoria Street, Hamilton, HM, Bermuda.

(3)
Genpact Investment Co. (Lux) SICAR S.à.r.l. is an investment vehicle owned by various General Atlantic and Oak Hill related investment entities. Includes 53,416,350 common shares that may be deemed to be beneficially owned as follows: 37,999,323 shares by General Atlantic Partners (Bermuda), L.P., 11,370,204 shares by GAP-W International, L.P., 667,704 shares by GapStar, LLC, 2,636,097 shares by GAP Coinvestments III, LLC, 687,468 shares by GAP Coinvestments IV, LLC and 55,553 shares by GAPCO GmbH & Co. KG.

Also includes 53,416,350 common shares that may be deemed to be beneficially owned as follows: 12,206,470 shares by Oak Hill Capital Partners (Bermuda), L.P., 312,986 shares by Oak Hill Capital Management Partners (Bermuda), L.P., 33,745,982 common shares beneficially owned by Oak Hill Capital Partners II (Cayman), L.P., 1,238,113 shares by Oak Hill Capital Management Partners II (Cayman), L.P. and 5,912,799 shares by Oak Hill Capital Partners II (Cayman II), L.P.

The general partner of each of Oak Hill Capital Partners (Bermuda), L.P. and Oak Hill Capital Management Partners (Bermuda), L.P. is OHCP GenPar (Bermuda), L.P. Its general partner is OHCP MGP Partners (Bermuda), L.P. and its general partner is OHCP MGP (Bermuda), Ltd. OHCP SLP (Bermuda), Ltd. exercises voting and dispositive control over the shares held by Oak Hill Capital Partners (Bermuda), L.P. and Oak Hill Capital Management Partners (Bermuda), L.P. The general partner of each of Oak Hill Capital Partners II (Cayman), L.P., Oak Hill Capital Management Partners II (Cayman), L.P. and Oak Hill Capital Partners II (Cayman II), L.P. is OHCP GenPar II (Cayman), L.P. Its general partner is OHCP MGP Partners II (Cayman), L.P. and its general partner is OHCP MGP II (Cayman), Ltd. OHCP SLP II (Cayman), Ltd. exercises voting and dispositive control over the shares held by Oak Hill Capital Partners II (Cayman), L.P., Oak Hill Capital Management Partners II (Cayman), L.P. and Oak Hill Capital Partners II (Cayman II), L.P. Figures presented in this footnote have been rounded and as a result do not equal the total number of shares owned by Genpact Investment Co. (Lux).

Messrs. Denning and Dzialga are Managing Directors of General Atlantic LLC and may therefore be deemed to share voting and dispositive power with respect to the shares held by the General Atlantic entities. Messrs. Denning and Dzialga disclaim any beneficial ownership of any shares owned by the General Atlantic entities.

Messrs. Crandall and Nayden are directors of OHCP SLP II (Cayman), Ltd., and Mr. Crandall is a director of OHCP SLP (Bermuda) Ltd., and they may therefore be deemed to share voting and dispositive power with respect to the shares held by the Oak Hill entities. Messrs. Crandall and Nayden disclaim any beneficial ownership of any shares owned by the Oak Hill entities.

The business address of each investment entity affiliated with General Atlantic LLC is Three Pickwick Plaza, Greenwich, CT 06830. The business address of the Oak Hill Partnerships is 201 Main Street, Suite 2415, Fort Worth, TX 76102.

(4)
Includes 39,928,342 and 19,022 common shares beneficially owned by GE Capital (Mauritius) Holdings Ltd. and GE Capital International (Mauritius), respectively, each of which is a subsidiary of the General Electric Company. The business address of GE Capital (Mauritius) Holdings Ltd. and GE Capital International (Mauritius) is Les Cascades Building, Edith Cavell Street, Port-Louis, Mauritius.

(5)
The business address of WIH Holdings is 608 St. James Ct., St. Denis St., Port Louis, Mauritius.

(6)
This amount includes options to purchase 2,106,757 common shares owned by Mr. Bhasin that are exercisable within 60 days and 317,255 common shares held indirectly by Mr. Bhasin through Genpact Management Investors, LLC.

(7)
This amount includes options to purchase 352,755 common shares owned by Mr. Gour that are exercisable within 60 days and 15,863 common shares held indirectly by Mr. Gour through Genpact Management Investors, LLC.

(8)
This amount includes options to purchase 542,700 common shares owned by Mr. Tyagarajan that are exercisable within 60 days.

(9)
This amount includes options to purchase 130,248 common shares owned by Mr. Cogny that are exercisable within 60 days.

(10)
This amount includes options to purchase 59,697 common shares owned by Mr. Chopra that are exercisable within 60 days.

(11)
This amount includes options to purchase 72,341 common shares owned by Mr. Gupta that are exercisable within 60 days.

(12)
This amount includes options to purchase 47,260 common shares owned by Mr. Barter that are exercisable within 60 days.

(13)
This amount includes options to purchase 9,045 common shares owned by Mr. Crandall that are exercisable within 60 days.

(14)
This amount reflects options to purchase 9,045 common shares owned by Mr. Denning that are exercisable within 60 days.

(15)
This amount includes options to purchase 9,045 common shares owned by Mr. Dzialga that are exercisable within 60 days.

(16)
This amount includes options to purchase 48,843 common shares owned by Mr. Madden that are exercisable within 60 days.

(17)
This amount includes options to purchase 9,045 common shares owned by Mr. Nayden that are exercisable within 60 days.

(18)
This amount includes options to purchase 32,562 common shares owned by Mr. Scott that are exercisable within 60 days.

(19)
This amount includes options to purchase 48,843 common shares owned by Mr. Spence that are exercisable within 60 days.

(20)
This amount does not include shares beneficially owned by the General Atlantic entities or the Oak Hill Partnerships, as to which Messrs. Crandall, Denning, Dzialga and Nayden may be deemed to share voting and dispositive power as a result of their respective relationships with the relevant entities.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act requires our directors, executive officers and the holders of more than 10% of our common shares to file with the SEC initial reports of ownership of our common shares and other equity securities on a Form 3 and reports of changes in such ownership on a Form 4 or Form 5. Executive officers, directors and 10% shareholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Based on our review of copies of reports filed with the SEC and except as set forth in the above table, we do not believe that there are currently any beneficial owners of more than ten percent of our common shares.

        Based solely on our review of copies of reports filed by our directors and executive officers with the SEC or written representations from such persons pursuant to Item 405 of Regulation S-K, we believe that during the fiscal year ended December 31, 2007, all filings required to be made by our directors and executive officers pursuant to Section 16(a) with respect to Genpact Limited securities were made in accordance with Section 16(a).

PROPOSAL 1—ELECTION OF DIRECTORS

        Our board of directors currently consists of eleven members. The nominating and governance committee of the board of directors has recommended to the board of directors, and the board of directors has nominated, the eleven persons listed in the table below for election as directors with terms expiring at the 2009 annual meeting. Unless a contrary direction is indicated, it is intended that proxies received will be voted for the election as directors of the eleven nominees, to serve for one-year terms, and in each case until their successors are elected and qualified. Each of the nominees has consented to being named in this Proxy Statement and to serve as a director if elected. In the event any nominee for director declines or is unable to serve, the proxies may be voted for a substitute nominee selected by the board of directors.

        The following paragraphs provide information as of the date of this proxy statement about each member of our board of directors. The information presented includes information each director has given us about his age, all positions he holds, his principal occupation and business experience for the past five years, and the names of other publicly-held companies of which he serves as a director. Information about the number of common shares beneficially owned by each director appears under the heading "Security Ownership of Certain Beneficial Owners and Management."

        There are no family relationships among any of the directors and executive officers of Genpact. Messrs. Crandall, Denning, Dzialga and Nayden serve on our board as designees of Genpact Investment Co. (Lux) SICAR S.à.r.l. ("GICo"), the investment vehicle of General Atlantic LLC and Oak Hill Capital Partners, pursuant to the shareholders agreement described in "Certain Relationships and Related Party Transactions—Shareholders Agreement." Other than such arrangement, no arrangements or understandings exist between any director or any person nominated for election as a director and any other person pursuant to which such person is to be selected as a director or nominee for election as a director.

Name	Age	Position(s)
Pramod Bhasin	56	President, Chief Executive Officer and Director
Rajat Kumar Gupta	59	Chairman
John Barter	61	Director
J Taylor Crandall	54	Director
Steven A. Denning	59	Director
Mark F. Dzialga	43	Director
Jagdish Khattar	65	Director
James C. Madden	46	Director
Denis J. Nayden	53	Director
Robert G. Scott	62	Director
A. Michael Spence	64	Director

        Pramod Bhasin is our President and Chief Executive Officer. Mr. Bhasin founded our business in 1997 while employed by the General Electric Company ("GE"). Prior to 1997, he served in various positions at GE, including as Chief Financial Officer for GE Capital's Corporate Finance Group. Mr. Bhasin became one of our directors in January 2005.

        Rajat Kumar Gupta became one of our directors in April 2007 and was appointed as the Chairman of our board of directors in April 2007. From July 2005 to April 2007, he was an advisory director. He currently serves as the Senior Partner Emeritus at McKinsey & Company, where he has served in various positions, including as Senior Partner Worldwide from 2003 to 2007 and Managing Director Worldwide from 1994 to 2003. He is also a director on the boards of AMR Corporation, The Goldman Sachs Group, Inc., and The Procter & Gamble Company.

        John W. Barter has served as one of our directors since July 2005. From 2000 to 2001, he served as the Chief Financial Officer and a Director of Kestrel Solutions, Inc., a privately-owned company established to develop and bring to market a new product in the telecommunications industry. Kestrel Solutions, Inc. filed a voluntary petition for bankruptcy in 2002. From 1994 to 1997, he was the Executive Vice President of Allied Signal, Inc. and President of Allied Signal Automotive. He is also a director on the boards of Dice Holdings, Inc., Lenovo Group Limited, and SRA International, Inc.

        J Taylor Crandall became one of our directors in January 2005. He is a Managing Partner of Oak Hill Capital Management, LLC, a private equity firm, and has been part of that firm since 1986. He also serves as a co-Managing Partner of Oak Hill Special Opportunities Fund, L.P. Prior to his affiliation with Oak Hill, he was a Vice President with the First National Bank of Boston, where he managed a leveraged buyout group and the bank's Dallas energy office. Mr. Crandall is also a director of American Skiing Company.

        Steven A. Denning became one of our directors in January 2005. Mr. Denning is the Chairman and a Managing Director of General Atlantic LLC, a private equity firm, and has been with General Atlantic (or its predecessor) since 1980. He is also a director on the boards of Eclipsys Corporation, IHS Inc., Hewitt Associates, Inc. and The Thomson Corporation.

        Mark F. Dzialga became one of our directors in January 2005. Since 1998, he has been a Managing Director of General Atlantic LLC, a private equity firm.

        Jagdish Khattar became one of our directors in June 2007. From 1999 to 2007 he was the Managing Director and Chief Executive Officer of Maruti Udyog Limited, a publicly listed automobile manufacturer in India. He is also a director on the board of Asahi India Glass Ltd.

        James C. Madden became one of our directors in January 2005. Since January 2007, he has been a General Partner at Accretive LLC, a private equity firm. From 2005 to January 2007, he was a Special Advisor of General Atlantic LLC, a private equity firm. From 1998 to 2004, he was the Chairman and Chief Executive Officer of Exult, Inc.

        Denis J. Nayden became one of our directors in January 2005. He has been a Managing Partner of Oak Hill Capital Management, LLC since 2003. Prior to 2003, he was Chairman and Chief Executive Officer of GE Capital (2000 to 2002) and had 25-year tenure at the General Electric Company. Mr. Nayden is also a director of Duane Reade Holdings, Inc., GMH Communities Trust and RSC Holdings, Inc.

        Robert G. Scott became one of our directors in April 2006. From 2001 to 2003, he served as President and Chief Operating Officer at Morgan Stanley. He currently serves as an advisory director at Morgan Stanley.

        A. Michael Spence became one of our directors in April 2005. He is a partner of Oak Hill Investment Management Partners and is the chairman of an independent commission on growth in developing countries. He is a professor emeritus at the Graduate School of Business at Stanford University where he served as Professor of Management until August 2000 and Dean from 1990 to August 1999. From 1975 to 1990, he was a professor of economics and business administration at Harvard Business School and the Harvard University Faculty of Arts and Sciences, as well as Dean of the Faculty of Arts and Sciences from 1984 to 1990. In 2001, he received the Nobel Prize in Economic Sciences. Dr. Spence is also a director of General Mills, Inc. and MercadoLibre, Inc.

Board Recommendation

        The board of directors believes that approval of the election of all nominees is in our best interests and the best interests of our shareholders and therefore recommends a vote FOR this proposal.

CORPORATE GOVERNANCE

General

        We believe that good corporate governance is important to ensure that Genpact is managed for the long-term benefit of its shareholders. The board of directors has adopted corporate governance guidelines to assist the board of directors in the exercise of its duties and responsibilities and to serve the best interests of our Company and our shareholders. These guidelines, which provide a framework for the conduct of the board of director's business, provide, among other things, that:

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  the principal responsibility of the directors is to exercise their business judgment to promote the long-term interests of the Company's shareholders by providing strategic direction to the Company and overseeing management in the performance of the Company's business activities;

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  additional responsibilities include reviewing, approving and monitoring significant financial and business strategies as developed by management, evaluating the performance of the Company and its executive officers, approving CEO succession plans and reviewing and approving material transactions and corporate activities not entered into in the ordinary course of business;

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  a majority of the members of the board of directors shall be independent directors;

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  the independent directors shall meet at least twice a year in executive session;

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  directors shall have full and free access to management and, as necessary and appropriate, independent advisors; and

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  at least annually the nominating and governance committee shall oversee a self-evaluation of the board of directors to determine whether the board of directors and its committees are functioning effectively.

        You can access the current charters for our audit committee, compensation committee and nominating and governance committee, our Corporate Governance Guidelines and our Code of Business Conduct and Ethics at www.genpact.com or by writing to:

    Genpact Limited
    1251 Avenue of the Americas, 41st Floor
    New York, New York 10020
    Attention: Corporate Secretary

Director Independence

        Pursuant to the corporate governance listing standards of the New York Stock Exchange ("NYSE"), a director employed by us cannot be deemed to be an "independent director," and consequently Mr. Bhasin is not an independent director. In addition, in accordance with the NYSE corporate governance listing standards, the board determined that Mr. Gary Reiner and Mr. Lloyd Trotter, who served on our board during the fiscal year ended December 31, 2007, were not independent because they were executive officers of GE. The board has determined that none of the other directors has a material relationship with us for purposes of the NYSE corporate governance listing standards and accordingly each is independent under such NYSE standards.

        In making its independence determinations the board considered the relationship between our Company and GICo, the investment vehicle through which General Atlantic and Oak Hill own 50.32% of our outstanding common shares, the fact that Messrs. Crandall, Denning, Dzialga and Nayden serve on our board as designees of GICo pursuant to the terms of the shareholders agreement, the fact that Messrs. Crandall and Nayden are managing partners of Oak Hill and the fact that Messrs. Denning and Dzialga are managing directors of General Atlantic. Messrs. Gary Reiner and Lloyd Trotter served as members of our board of directors as GE designees pursuant to the terms of our shareholders agreement until their respective resignations from our board. See "Certain Relationships and Related Party Transactions—Shareholders Agreement." On March 27, 2008, the shareholders agreement was amended to remove GE's right to designate directors thereunder.

Director Nomination Process

        In considering whether to recommend any particular candidate for inclusion in the board of directors' slate of recommended director nominees, the nominating and governance committee applies the criteria set forth in our Corporate Governance Guidelines. These criteria include the candidate's integrity, knowledge of our business and industry, experience, diligence, absence of any conflicts of interest and the ability to act in the interests of all shareholders. The committee does not assign specific weights to particular criteria and no particular criterion is a prerequisite for each prospective nominee. We believe that the backgrounds and qualifications of our directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow the board of directors to fulfill its responsibilities.

        Shareholders may recommend individuals to the nominating and governance committee for consideration as potential director candidates by submitting their names, together with appropriate biographical information and background materials and a statement as to whether the shareholder or group of shareholders making the recommendation has beneficially owned more than 5% of our common shares for at least a year as of the date such recommendation is made, to nominating and governance committee, c/o Genpact Limited, 1251 Avenue of the Americas, 41st Floor, New York, NY 10020. Assuming that appropriate biographical and background material has been provided on a timely basis, the committee will evaluate shareholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.

Board of Directors Meetings and Committees

        The board of directors has responsibility for establishing broad corporate policies and reviewing our overall performance rather than day-to-day operations. The board of directors' primary responsibility is to oversee the management of Genpact and, in so doing, serve the best interests of the Company. Subject to the recommendations of the nominating and governance committee, the board of directors selects, evaluates and provides for the succession of executive officers and the board of directors nominates for election at annual general shareholder meetings individuals to serve as directors of Genpact and elects individuals to fill any vacancies on the board of directors to the extent not filled by shareholders in general meetings. It reviews and approves corporate objectives and strategies, and evaluates significant policies and proposed major commitments of corporate resources. Management keeps the directors informed of Company activity through presentations at board of directors and committee meetings.

        The board of directors met, in person or telephonically, ten times in fiscal 2007. During fiscal 2007, except for Messrs. Khattar, Nayden and Spence, each of our directors attended 75% or more of the total number of meetings of the board of directors and the committees of which such director was a member during the period of time he served on such committee. The board of directors has standing audit, compensation and nominating and governance committees. Each committee has a charter that has been approved by the board of directors. Each committee must review the appropriateness of its charter and perform a self-evaluation at least annually. Mr. Bhasin is the only director who is an employee of Genpact and he does not participate in any meeting at which his compensation is evaluated. All members of all committees are non-employee directors and the board of directors has determined that all of the members of our three standing committees are independent as defined under the rules of the NYSE, and, in the case of all members of the audit committee, the independence requirements contemplated by Rule 10A-3 under the Exchange Act.

        Our Corporate Governance Guidelines, which were adopted in connection with our initial public offering, set forth our policy that directors are expected to attend annual general meetings of shareholders.

        Audit Committee.    The audit committee has responsibility for, among other things:

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  appointing, approving the compensation of, and assessing the independence of our registered public accounting firm;

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  overseeing:

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  the performance of any registered public accounting firm employed by us to provide audit services, including the firm's qualifications and independence;

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  the quality and integrity of our accounting and reporting practices and controls, including our financial statements and reports;

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  the performance of our internal audit function; and

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  our compliance with legal and regulatory requirements;

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  preparing an audit committee report as required by the SEC to be included in our annual proxy statement; and

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  reporting regularly to our full board of directors with respect to any issues raised by the foregoing.

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  investigating any matter brought to its attention within the scope of its duties and retaining counsel for this purpose where appropriate.

        Our audit committee consists of Messrs. Barter, Khattar, Madden and Scott. Mr. Barter has been determined to be an "audit committee financial expert," as such term is defined in Item 407(d)(5) of Regulation S-K, and to have accounting or related financial management expertise as required by the NYSE listing standards. The audit committee met 10 times during fiscal 2007.

        Compensation Committee.    Our compensation committee has responsibility for, among other things:

  •
  reviewing our compensation practices and policies, including equity benefit plans;

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  reviewing and approving performance and compensation for our chief executive officer, chairman of the board of directors, senior executives and directors;

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  reviewing and consulting with our chief executive officer concerning selection of officers, performance of individual executives and related matters;

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  reviewing and discussing the management disclosures in our "Compensation Discussion and Analysis" and recommending to the board whether such disclosures shall be included in the appropriate regulatory filing;

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  overseeing our stock plans, incentive compensation plans and any such plans that the board may from time to time adopt and exercising all the powers, duties and responsibilities of the board of directors with respect to such plans;

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  preparing a compensation committee report for inclusion in our proxy statement; and

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  reporting regularly to our full board of directors with respect to any issues raised by the foregoing.

        Our compensation committee consists of Messrs. Crandall, Denning, Dzialga, Nayden and Spence. The compensation committee met 4 times during fiscal 2007.

        Nominating and Governance Committee.    Our nominating and governance committee has responsibility for, among other things:

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  making recommendations as to the size, composition, structure, operations, performance and effectiveness of our board of directors;

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  establishing criteria and qualifications for membership on our board of directors and its committees;

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  assessing and recommending to our board of directors strong and capable candidates qualified to serve on our board of directors and its committees;

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  developing and recommending to our board of directors a set of corporate governance principles, including independence standards;

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  conducting an annual review and evaluation of our chief executive officer, our board of directors and our board committees;

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  overseeing the succession plans for our chief executive officer and senior management;

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  otherwise taking a leadership role in shaping our corporate governance; and

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  reporting regularly to our full board of directors with respect to any issues raised by the foregoing.

        Our nominating and governance committee consists of Messrs. Denning, Gupta, Nayden and Scott. The nominating and governance committee met once during fiscal 2007.

Communicating with the Independent Directors

        The board of directors will give appropriate attention to written communications that are submitted by shareholders, and will respond if and as appropriate. The nominating and governance committee, with the assistance of the Company's General Counsel, is primarily responsible for monitoring communications from shareholders and for providing copies or summaries to the other directors as its members consider appropriate.

        Communications will be forwarded to all directors if they relate to important substantive matters and include suggestions or comments that the nominating and governance committee considers to be important for the directors to know. In general, communications relating to corporate governance and corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which the Company may receive repetitive or duplicative communications.

        Shareholders who wish to send communications on any topic to the board of directors should address such communications to:

    Board of Directors
    Genpact Limited
    1251 Avenue of the Americas, 41st Floor
    New York, New York 10020
    Attention: Corporate Secretary

Code of Conduct and Ethics

        Our board of directors has adopted a code of ethical business conduct applicable to our directors, officers and employees in accordance with applicable rules and regulations of the SEC and the New York Stock Exchange. The code of ethics is posted on our web site at www.genpact.com under the heading "Investors—Corporate Governance." We will also provide a copy of the code of ethics to shareholders upon request. We disclose any material amendments to the code of ethics, as well as any waivers for executive officers or directors, on our web site.

Report of the Audit Committee

        The audit committee has reviewed our audited consolidated financial statements for the fiscal year ended December 31, 2007 and has discussed these financial statements with our management and independent registered public accounting firm.

        The audit committee has also received from, and discussed with, KPMG, our independent registered public accounting firm, various communications that our independent registered public accounting firm is required to provide to the audit committee, including the matters required to be discussed by Statement on Auditing Standards No. 114 (The Auditor's Communication with Those Charged with Governance).

        Our independent registered public accounting firm also provided the audit committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). The audit committee has discussed with the independent registered public accounting firm their independence from Genpact.

        Based on its discussions with management and the independent registered public accounting firm, and its review of the representations and information provided by management and the independent registered public accounting firm, the audit committee recommended to our board that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2007.

        By the Audit Committee of the Board of Directors

        John Barter, Chair
        Jagdish Khattar
        James C. Madden
        Robert G. Scott

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Policies and Procedures for Related Person Transactions

        Our board of directors has adopted written policies and procedures for the review of any transaction, arrangement or relationship in which Genpact Limited is a participant, the amount involved exceeds $1,000,000 (or such lower threshold as our audit committee may from time to time determine), and one of our officers, directors, director nominees or 5% shareholders (or their immediate family members), each of whom we refer to as a "related person," has a direct or indirect material interest.

        If a related person proposes to enter into such a transaction, arrangement or relationship, which we refer to as a "related person transaction," the related person must report the proposed related person transaction to our General Counsel. The policy calls for the proposed related person transaction to be reviewed and, if deemed appropriate, approved by the board's audit committee. Whenever practicable, the reporting, review and approval will occur prior to entry into the transaction. If advance review and approval is not practicable, the audit committee will review, and, in its discretion, may ratify the related person transaction. The policy also permits the chair of the audit committee to review and, if deemed appropriate, approve proposed related person transactions that arise between committee meetings, subject to ratification by the audit committee at its next meeting. Any related person transactions that are ongoing in nature will be reviewed annually.

        A related person transaction reviewed under the policy will be considered approved or ratified if it is authorized by the audit committee after full disclosure of the related person's interest in the transaction. The audit committee will review and consider such information regarding the related person transaction as it deems appropriate under the circumstances.

        The audit committee may approve or ratify the transaction only if the audit committee determines that, under all of the circumstances, the transaction is in the Company's best interests. The audit committee may impose any conditions on the related person transaction that it deems appropriate.

        In addition to the transactions that are excluded by the instructions to the SEC's related person transaction disclosure rule, the board has determined that the following transactions do not create a material direct or indirect interest on behalf of related persons and, therefore, are not related person transactions for purposes of this policy:

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  interests arising solely from the related person's position as an executive officer of another entity (whether or not the person is also a director of such entity), that is a participant in the transaction, where (a) the related person and all other related persons own in the aggregate less than a 10% equity interest in such entity, (b) the related person and his or her immediate family members are not involved in the negotiation of the terms of the transaction and do not receive any special benefits as a result of the transaction, (c) the amount involved in the transaction equals less than the greater of $1 million dollars or 2% of the annual consolidated gross revenues of the other entity that is a party to the transaction, and (d) the amount involved in the transaction equals less than 2% of our annual gross revenues; and

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  a transaction that is specifically contemplated by provisions of our charter or bylaws.

Shareholders Agreement

        The shareholders agreement, as amended, among us, certain affiliates of GE (collectively referred to as GE), General Atlantic, Oak Hill and Wachovia (such entities the "Shareholders") provides that GICo, the investment vehicle owned by General Atlantic and Oak Hill, is entitled to nominate four persons to our board of directors, and the Shareholders have agreed to vote their shares to elect such persons. The number of directors that GICo is entitled to appoint is reduced if its ownership in us declines below certain levels and such right ceases if such ownership is below 10% of our outstanding common shares.

        In addition, each of the Shareholders is subject to certain restrictions on the transfer of their common shares. GICo, General Atlantic and Oak Hill have agreed not to transfer their shares in us if such transfer would result in a change of control (as defined in the agreement) unless certain conditions are met which require that all outstanding common shares owned by the Shareholders are sold for cash or certain types of marketable securities (or both), provided that a limited number may be exchanged for equity of, or remain outstanding in, the surviving person in certain circumstances. In the event of certain transfers by GICo, each of GE and Wachovia has certain co-sale rights which permit them to sell shares to such transferee on the same terms and conditions.

        GE has agreed that, without the consent of GICo, prior to March 20, 2009, it will not transfer shares in us if such transfer would result in its owning less than 26,745,000 shares. However, if GICo and its permitted transferees own less than 40,117,500 shares, then GE would be permitted to make a transfer so long as the quotient obtained by dividing its remaining ownership percentage by its ownership percentage as of December 30, 2004 is equal to or greater than the quotient obtained by dividing the ownership percentage of GICo at such time by its ownership percentage as of December 30, 2004.

        Subject to the restrictions on GICo and GE set forth in the two preceding paragraphs, any Shareholder may transfer shares (i) to certain affiliates, subject to the restriction on GICo, General Atlantic and Oak Hill described in the next paragraph and (ii) in a registered offering, a sale pursuant to Rule 144 under the Securities Act, or a sale to a placement agent where an immediate resale pursuant to Regulation S or Rule 144A under the Securities Act is contemplated, subject to certain other limitations.

        Until December 31, 2009, GICo, General Atlantic and Oak Hill are also prohibited from transferring shares to a general partner, limited partner, shareholder, member or other equity holder of General Atlantic or Oak Hill without GE's prior written consent unless such transfer is a sale for value and on arms-length terms that would be subject to the co-sale rights described above.

        GE has agreed to grant GICo, and Wachovia has agreed to grant us, certain rights of first refusal in the event they desire to transfer shares other than to an affiliate or in a registered offering or a sale pursuant to Rule 144.

        The agreement grants the Shareholders certain rights to require us to register for public resale under the Securities Act all common shares that they request be registered. In addition, the agreement grants the Shareholders piggyback rights on any registration for our account or the account of another Shareholder. These rights are subject to certain limitations, including customary cutbacks and other restrictions. In connection with our initial public offering or the other registrations described above, we have and will indemnify any selling Shareholders and we will bear all fees, costs and expenses, except underwriting discounts and selling commissions and except that the selling Shareholders will reimburse us for out of pocket expenses in the case of a second demand registration prior to May 3, 2009.

        The Agreement also provides certain information rights to the Shareholders and regulates the parties' conduct concerning corporate opportunities.

Reorganization Agreement

        In order to make Genpact Limited the holding company for our business and complete certain other related actions, on July 13, 2007, we entered into a reorganization agreement with the other Shareholders that provided for the Shareholders to exchange their shares in Genpact Global Holdings SICAR S.à.r.l. ("GGH") and Genpact Global (Lux) S.à.r.l. ("GGL") for shares of Genpact Limited. The reorganization agreement also provided for the migrations of GGH and GGL from Luxembourg to Bermuda, the assumption by Genpact Limited of stock option plans of GGH and certain other related transactions. GE and GICo also agreed to indemnify us for certain taxes related to GGL.

Our Master Services Agreement with GE

        Our Master Services Agreement ("MSA") with GE is for a term ending December 31, 2014. It can be renewed for a single three-year term upon mutual written agreement with at least twelve months prior written notice. Under the MSA, GE has agreed to purchase a stipulated minimum dollar amount of services or pay us certain costs in lieu thereof. The minimum annual volume commitment is $360 million for each of the seven years beginning January 1, 2005. The annual commitment is then reduced in a phased manner for the final three years of the MSA, with the commitment being $270 million for 2012, $180 million for 2013, and $90 million for 2014. The minimum committed amount is subject to reduction in certain circumstances, including (1) as a result of the termination of any Statements of Work ("SOWs") by GE for cause, (2) as a result of non-performance of services by us due to certain force majeure events or (3) in certain other circumstances relating to business offered to us by GE that we chose not to perform. In the event that the actual purchased dollar volume for any year falls below the minimum volume commitment, GE has agreed to make certain payments to us. The payments GE is required to pay to us if it does not meet the minimum volume commitment are significantly lower than the amount by which GE's purchases fall short of that minimum volume commitment. In the event that GE purchases more than the minimum volume commitment in a given year, it is entitled to a limited credit against future shortfalls. In addition, pursuant to the MSA, GE is entitled to include the revenues we receive from certain businesses divested by GE in calculating the minimum annual volume commitment.

        Our pricing arrangements with GE vary by SOW and include some time and materials contracts and some fixed price contracts, as well as productivity benefit sharing.

        There is no restriction on our ability to provide services to other parties, except that we have agreed not to allow employees who have performed certain software-related services for GE to work on a similar project for companies that GE names in writing as its competitors for a period of 12 months following the completion of such services to GE. We have the right of first opportunity during the term of the MSA to respond to a request for proposal from GE in respect of any business process services that are (1) similar to those already provided to GE, (2) able to be provided by us in India, China, Hungary or Mexico and (3) anticipated to involve an annual purchase dollar volume in excess of $200,000, so long as GE has not previously terminated such services for cause. GE is not prevented from either negotiating or contracting for the outsourcing of services with other parties thereafter.

        GE can terminate the MSA for cause, which includes the failure to achieve certain performance standards. GE can also terminate any pre-existing SOW for convenience, but only with a notice period and, in certain cases, the payment of certain amounts. We have agreed to indemnify GE for losses arising from material breaches of any SOW, non-compliance with laws and certain other matters. Our liability is subject to limits in certain cases. We and GE have agreed to mutual non-solicitation of employees until June 2010. In a separate agreement, GE has agreed through December 31, 2009, subject to exceptions, to restrictions on its ability to set up a separate business unit to provide English-language business process services from low-wage countries to certain GE businesses or set up a business that provides outsourcing services from a low-wage country to provide services to third parties.

Our Master Services Agreement with Wachovia

        Our MSA with Wachovia is for a term ending November 30, 2012 and can be renewed by Wachovia for a single two-year term. The MSA covers all services to be provided under SOWs and specifies the pricing methodology for all SOWs. We may propose transactional or fixed pricing for new or amended SOWs, but only if such pricing is as favorable to Wachovia as the prices computed using the methodology in the MSA. Wachovia has agreed to share with us a portion of certain productivity benefits, after certain reimbursements for investments made to facilitate such benefits. Wachovia has not agreed to any volume commitment under the MSA. See "—Wachovia Securities Purchase Agreement and Ancillary Agreement."

        We are entitled to bid on any business process to be outsourced by Wachovia, but Wachovia is not required to use our services exclusively. We have agreed not to perform certain types of services for three of Wachovia's principal competitors. We are obligated to offer Wachovia the opportunity to be a pilot client for, and preferred access to, any advances we have developed in the provision of services substantially similar to the services provided to Wachovia. Wachovia has agreed to not solicit our employees for 12 months following the termination of the MSA.

        Under the MSA, we agree actively to involve Wachovia in the selection of employees who perform their services and employees cannot be assigned to certain key positions without Wachovia's consent. We have agreed to pay certain penalties if we do not achieve certain specified milestones while transitioning the work under SOWs or if we do not achieve certain performance levels. Wachovia has the right, upon the occurrence of certain force majeure type events and regulatory concerns, to take-over the processes we provide for them. Wachovia has the right to benchmark periodically our prices and we must decrease prices if they are found to exceed benchmarked prices beyond certain levels.

        Wachovia can terminate the MSA or any SOW (1) for cause at any time, (2) in the event of a change of control with six months' notice and (3) for convenience with at least 180 days' notice along with the payment of certain costs and charges. Wachovia may also terminate the MSA with lesser periods of notice upon the occurrence of certain adverse events or circumstances with respect to us. We have agreed to provide certain services, if so required by Wachovia, for up to a year following the termination of any SOW in order to assist with the transition of work back to Wachovia. Wachovia has agreed to pay certain costs and, in certain circumstances, termination charges, if SOWs are terminated following any extraordinary event that increases or decreases the estimated average monthly usage of resources above a certain limit. Upon termination of the MSA, Wachovia also has the right to purchase, or in certain circumstances lease, any Delivery Centers or equipment used by us to primarily deliver services to them. We have also agreed to indemnify Wachovia for losses arising from breaches of any our representations, warranties and covenants, non-compliance with laws and certain other factors. We are also liable for certain operational losses suffered by Wachovia as a direct result of a breach by us of our obligations. Our liability is subject to limits in certain cases.

Wachovia Securities Purchase Agreement and Ancillary Agreement

        Wachovia purchased common shares from GE under a securities purchase agreement dated November 30, 2005. We agreed to indemnify Wachovia for losses that arise from breaches of our representations and warranties, provided such losses exceed $5 million. Our liability under that indemnity is capped at $20 million in the aggregate.

        Under the ancillary agreement between us and Wachovia dated November 30, 2005, Wachovia agreed to make a payment to us if the number of our FTEs performing services for Wachovia does not exceed certain specified levels by December 31, 2010 and any one of the following events has occurred: (1) an initial public offering or a change of control event has occurred prior to that date, in which case the payment is due on January 31, 2011; (ii) an initial public offering or a change of control event occurs prior to when the MSA is terminated, in which case the payment is to be made on the termination of the MSA; or (iii) the MSA is terminated prior to an initial public offering or change of control event, in which case the payment is due on the earlier of the initial public offering or the change of control event. The amount of the payment depends on the number of employees performing services for Wachovia at such time as well as the price of our common shares at the time of our initial public offering and the movement of an index comprised of the share prices of certain of our competitors. Wachovia has also agreed, for the period from December 31, 2010 through March 31, 2012, to use commercially reasonable efforts to maintain the number of our FTEs utilized by Wachovia at the December 31, 2010 level.

Tax Matters Agreement

        We are party to a tax matters agreement with two of our shareholders, GICo and GE, relating to a series of transactions we refer to as the "2004 Reorganization," under which our operations that were formerly conducted through various entities and divisions of GE were reorganized and placed under GGH. Under the tax matters agreement, GE indemnifies us and GICo for certain tax liabilities that arose either prior to the 2004 Reorganization or relating to the 2004 Reorganization.

INFORMATION ABOUT EXECUTIVE OFFICERS

Background Information

        Brief biographies of our executive officers as of March 31, 2008 follow. You will find information about their beneficial ownership of common shares on page 8 under the caption "Security Ownership of Certain Beneficial Owners and Management."

Name	Age	Position(s)
Pramod Bhasin	56	President, Chief Executive Officer and Director
Vivek N. Gour	45	Chief Financial Officer
N.V. Tyagarajan	46	Executive Vice President, Business Development
Patrick Cogny	41	Chief Executive Officer of Genpact Europe
Mitsuru Maekawa	60	Chief Executive Officer of Genpact Asia
Rakesh Chopra	56	Senior Vice President and Business Leader
Juan Ferrara	49	Senior Vice President, Operations-Americas
Victor Guaglianone	53	Senior Vice President and General Counsel
Piyush Mehta	39	Senior Vice President, Human Resources
Anju Talwar	47	Senior Vice President and Business Leader
Tajinder Vohra	42	Senior Vice President and Business Leader
Walter A. Yosafat	47	Senior Vice President and Chief Information Officer

        Pramod Bhasin is our President and Chief Executive Officer. Mr. Bhasin founded our business in 1997 while employed by GE. Prior to 1997, he served in various positions at GE, including as Chief Financial Officer for GE Capital's Corporate Finance Group.

        Vivek N. Gour has served as our Chief Financial Officer and Senior Vice-President since January 2005. From September 2003 to December 2004, he served as Chief Financial Officer for GE Capital Business Processes. From September 2002 to September 2003, he served as Chief Financial Officer and Senior Vice-President of our business and of GE Capital India and from August 2001 to September 2002 as Senior Vice-President (Strategic Projects), GE Capital India.

        N.V. Tyagarajan has served as our Executive Vice President and Head of Sales, Marketing & Business Development since February 2005. From October 2002 to January 2005, he was Senior Vice President, Quality and Global Operations, for GE's Commercial Equipment Finance division. Between 1999 and 2002, he served as our Chief Executive Officer.

        Patrick Cogny became our Chief Executive Officer of Genpact Europe in 2005. Prior to this, he spent 15 years working for GE in the Healthcare business and in the GE Europe corporate headquarters, in France, the United States and Belgium.

        Mitsuru Maekawa became our Chief Executive Officer of Genpact Asia in 2002. From 1988 to 2001 he worked for GE Medical Systems, a division of GE Healthcare, where he was General Manager of sales for GE Yokogawa Medical Systems from 1999 to 2001.

        Rakesh Chopra rejoined us as Senior Vice President and Business Leader in 2006. From 2005 to 2006 he was the Country Manager at Convergys India. From 2004 to 2005 he was the Country Manager at EXL Services and from 2003 to 2004 he was Vice President and General Manager of American Express India. Prior to this, from 1992 to 2003 he held roles with us as Business Leader as well as Chief Financial Officer and with GE Capital India as Six Sigma Quality Leader. During that time he was also Chief Financial Officer for GE Plastics India and Chief Executive Officer for a GE Capital India credit card joint venture.

        Juan Ferrara joined us as Senior Vice President, Operations-Americas in March 2007. Prior to this, he spent close to 25 years working for McKinsey & Company and from 1997 to 2007 he was a director at McKinsey & Company.

        Victor Guaglianone has served as our Senior Vice President, General Counsel & Corporate Secretary since January 2007. From 2004 to 2007, he was senior counsel at Holland & Knight LLP. From 2003 to 2004, he served as a commercial arbitrator for the American Arbitration Association. Prior to 2003, he spent 16 years at GE Capital, most recently as Vice President and Associate General Counsel.

        Piyush Mehta became our Senior Vice President of Human Resources in March 2005. He has worked for us since 2001 as Vice President of Human Resources.

        Anju Talwar has been with us since our business was founded in 1997. She has served as our Senior Vice President and Business Leader since 2006 and is responsible for our Wachovia relationship as well as our hiring and training programs. Prior to this, from 2004 to 2006 she was our Global Process Management Leader and from 2001 to 2003 she was Chief Executive Officer of Genpact Software.

        Tajinder Vohra became our Senior Vice President and Business Leader in 2006 and is responsible for our supply chain and procurement business, our enterprise application services and our IT infrastructure services. From 1990 to 2006 he worked for GE Healthcare in various operations, business development and services roles.

        Walter A. Yosafat became our Senior Vice President and Chief Information Officer in March 2007. From 2001 to February 2007, he was the Chief Information Officer and eBusiness Leader at Trane, an American Standard company.

INFORMATION ABOUT EXECUTIVE AND DIRECTOR COMPENSATION

        On March 29, 2007, we formed Genpact Limited in Bermuda to be the new holding company for our business. It was initially a wholly-owned subsidiary of its predecessor, GGH. On July 13, 2007, we effectuated a transaction that resulted in Genpact Limited owning 100% of the capital stock of GGH. This transaction, together with related transactions, is referred to as the "2007 Reorganization." The numbers of options and shares, as well as the exercise price and per share purchase price of such options and shares discussed in this proxy statement are shown having given effect to the 2007 Reorganization.

Compensation Discussion and Analysis

  Overview

        This Compensation Discussion and Analysis section discusses the compensation policies and programs for our Chief Executive Officer (referred to as our CEO), our Chief Financial Officer (referred to as our CFO) and our three next most highly paid executive officers as determined under the rules of the SEC. Such individuals are referred to as our named executive officers.

        The primary objectives of our compensation program for our executives, including our named executive officers, are to attract, motivate and retain highly talented individuals who are committed to our core values of leadership, performance, passion, innovation, teamwork, integrity and respect. Our compensation program is designed to reward the achievement of our annual, long-term and strategic goals, such as growing revenues, improving operating margins, reducing employee attrition levels and expanding into new geographies and service offerings. It is also designed to align the interests of our executives, including our named executive officers, with those of our shareholders by rewarding performance that exceeds our goals, with the ultimate objective of improving shareholder value.

        Currently, our compensation committee is responsible for reviewing the overall goals and objectives of our executive compensation programs, as well as our compensation plans, and making any changes to such goals, objectives and plans. Our compensation committee bases our executive compensation on the same objectives that guide us in establishing all of our compensation programs:

  •
  Compensation is based on the individual's level of job responsibility.

  •
  Compensation reflects the value of the job in the marketplace. We operate in developing economies where there is significant competition for top talent.

  •
  Compensation programs are designed to reward performance, both individual and Company.

        For 2007, our executive compensation program had four primary components: (a) base salary, (b) annual cash bonus payments, (c) equity-based compensation granted in the form of options to purchase our common shares (we refer to an option to purchase one of our common shares as a Company option) and (d) other benefits and perquisites.

  Our Process

        Our compensation committee reviews each component of compensation at least every 15 months with the goal of allocating compensation between long-term and currently paid out compensation and between cash and non-cash compensation, and combining the compensation elements for each executive in a manner we believe best fulfills the objectives of our compensation program.

        Our compensation committee is responsible for reviewing the performance of each of our executives, including the named executive officers, approving the compensation level of each of our executives, establishing criteria for granting Company options to our executives and other employees and approving such grants of Company options. Other than with respect to the grants of Company options, which are made from time to time by our compensation committee, each of these tasks is generally performed annually by our compensation committee.

        Role of CEO in Compensation Decisions.    After the end of the 2007 fiscal year, the compensation committee and the CEO discussed our business performance, his performance and his evaluation of and cash compensation recommendations for the other executive officers and certain other members of senior management. The compensation committee, without the CEO present, determined the CEO's annual salary and bonus award. The compensation committee also approved the annual salaries and bonuses for the other executive officers and certain other members of senior management.

        Role of Consultants and Advisors in Compensation Decisions.    The compensation committee has the authority to retain and terminate any independent third-party compensation consultant and to obtain independent advice and assistance from internal and external legal, accounting and other advisors. During 2007, the compensation committee utilized the services of an executive compensation consulting firm, Frederic W. Cook & Co., Inc. ("F. W. Cook"). F.W. Cook reported directly to the compensation committee. During 2007, we did not engage F.W. Cook for any additional services beyond their support of the compensation committee. In anticipation of our IPO, the compensation committee requested F.W. Cook to review the competitiveness of Genpact's senior executive compensation levels and develop recommendations for the appropriate post-IPO share reserve to be allocated to equity compensation plans. They also requested F.W. Cook to provide their recommendations for long-term incentive programs as well as compensation for our non-employee directors. Representatives from F.W. Cook attended two meetings of the compensation committee during 2007 and interacted with the compensation committee members, members of our human resources staff and in-house legal counsel prior to and following committee meetings.

  Compensation Components

        Base Salary.    Base salary reflects the experience, knowledge, skills and performance record our executives, including our named executive officers, bring to their positions and the general market conditions in the country in which the executives are located.

        Our compensation committee reviews the salaries of our executives, including our named executive officers, at least every fifteen months and determines changes in base salaries based on various factors, including the importance of the role in our overall business, performance and potential of the executive, general Company performance and the market practices in the country where the named executive officer is located. In connection with such review, our Chief Executive Officer provides recommendations and rankings of the executives who directly report to him, including our other named executive officers, and the compensation committee considers the Chief Executive Officer's recommendations in setting base salaries. Our compensation committee approved increases in base salaries for the named executive officers, other than Mr. Bhasin, in 2007 ranging from 8%-25% over 2006 base salaries, consistent with the recommendations of our Chief Executive Officer. The actual date of the increase is tied to the applicable named executive officer's date of joining Genpact.

        Pramod Bhasin.    In December 2007 we amended and restated Mr. Bhasin's employment agreement with the Company dated as of July 26, 2005. The employment agreement specifies that Mr. Bhasin will receive an annual base salary of not less than U.S. $656,000, effective April 1, 2007. In February 2008, the compensation committee approved an increase in the base salary of Mr. Bhasin to $750,000, effective July 1, 2008. The increase reflects Mr. Bhasin's increased responsibilities as the CEO of a public company as well as his outstanding individual performance to date. See "—Narrative Disclosure to Summary Compensation Table and Grant of Plan-Based Awards Table—Employment Agreements With Named Executive Officers."

        Vivek Gour.    We generally do not have employment agreements with our employees except in special cases or where required by local law and we do not have an employment agreement with Mr. Gour. Mr. Gour's 2007 base salary was $314,856. In February 2008, the compensation committee approved an increase in the base salary for Mr. Gour to $340,100, effective October 1, 2008, in recognition of his increased responsibilities as the CFO of a public company and individual performance to date.

        N.V. Tyagarajan.    In 2005, we entered into an employment agreement with N.V. Tyagarajan, our Executive Vice President of Global Sales and Marketing, pursuant to which we have agreed to provide Mr. Tyagarajan with a minimum base salary of $300,000. During 2007, the base salary payable to Mr. Tyagarajan was $359,700. In February 2008, the compensation committee approved an increase in the base salary for Mr. Tyagarajan to $450,000, effective December 1, 2008, in recognition of his 2007 performance in continuing to grow relationships with existing clients as well as develop new ones, and his success in building strong business development teams in all geographies where we operate. See "—Narrative Disclosure to Summary Compensation Table and Grant of Plan-Based Awards Table—Employment Agreements With Named Executive Officers."

        Patrick Cogny.    In October 2007, we entered into an employment agreement with Mr. Cogny in connection with his relocation to Romania. Mr. Cogny's agreement specifies that Mr. Cogny will receive an annual base salary of €252,810 ($366,700). In February 2008, the compensation committee approved an increase in the base salary for Mr. Cogny to €266,184 ($386,100), effective December 1, 2008, in recognition of Mr. Cogny's contributions in expanding our European operations. See "—Narrative Disclosure to Summary Compensation Table and Grant of Plan-Based Awards Table—Employment Agreements With Named Executive Officers."

        Rakesh Chopra.    We do not have an employment agreement with Mr. Chopra. Mr. Chopra's 2007 base salary was $316,261. Mr. Chopra received a merit increase in October 2007 in recognition of his contributions to our revenue growth and accordingly is not due for a merit increase to his base salary until 2009.

        Annual Cash Bonus.    Annual cash bonuses are designed to provide more immediate rewards to our executives, including our named executive officers, for their performance during the most recent year. We believe that the immediacy of these cash bonuses, in contrast to our equity grants, which vest over a period of time, provides a significant incentive to our executives towards achieving their respective individual objectives, our Company objectives and our overall long term goal of creating value for our shareholders and employees. Thus, we believe our cash bonuses are an important motivating factor for our executives, in addition to being a significant factor in attracting and retaining our executives.

        Bonuses are generally determined by our compensation committee in January or February following the end of the year and, as with the base salary component, are based on the recommendation and rankings provided by our Chief Executive Officer for all executives other than the CEO. The same factors used to determine base salary for the new year, which are described above, are used to determine bonuses for the prior year, with a greater emphasis on the performance of the individual and our Company. For Messrs. Bhasin and Tyagarajan, who have employment agreements that specify bonus payments, the compensation committee also takes into consideration the requirements for bonus payments under their agreements, although the compensation committee exercises discretion in determining the appropriate bonus amount. See "—Narrative Disclosure to Summary Compensation Table and Grant of Plan-Based Awards Table—Employment Agreements with Named Executive Officers."

        Pramod Bhasin.    Pursuant to his employment agreement, Mr. Bhasin is eligible to receive an annual cash bonus equal to 120% of his base salary or such higher amount as determined by the board of directors. Mr. Bhasin's 2007 bonus payment was $1,250,000. Mr. Bhasin's 2007 bonus payment reflected Mr. Bhasin's outstanding individual performance and contributions to our success, in particular the impressive growth of revenues from clients other than GE, which we refer to as Global Clients, and the success of our initial public offering. Pursuant to his employment agreement, Mr. Bhasin also received a special bonus payment of $2,500,000 in January 2008 in connection with the Company's initial public offering.

        Vivek Gour.    Mr. Gour's 2007 bonus payment was $141,000 (including a one-time IPO related bonus of $50,000). Mr. Gour's 2007 bonus reflected Mr. Gour's contributions to our strong 2007 financial performance and the success of our initial public offering.

        N.V. Tyagarajan.    Mr. Tyagarajan's employment agreement provides that his target annual bonus will be equal to 100% of his base salary, subject to a maximum of $500,000. The 2007 bonus payment for Mr. Tyagarajan exceeded the maximum set forth in his employment agreement and was $675,000. Mr. Tyagarajan's bonus payment reflected Mr. Tyagarajan's outstanding individual performance and contributions to our success, in particular the impressive growth of Global Client revenues.

        Patrick Cogny.    Mr. Cogny's 2007 bonus payment was $121,000. Mr. Cogny's 2007 bonus reflected Mr. Cogny's contributions to the growth of our European operations, in particular our expansion in Romania.

        Rakesh Chopra.    Mr. Chopra's 2007 bonus payment was $82,000. Mr. Chopra's 2007 bonus reflected Mr. Chopra's contributions to our revenue growth as well as his achievements in reducing attrition in his operations.

        Equity-Based Compensation.    Our equity-based compensation program is designed primarily to attract and retain highly qualified individuals, given that competition for talent is high in our industry. In addition, we believe that awarding our executives, including our named executive officers, with Company options with vesting schedules that require continued service enables us to retain our executives for longer periods. Finally, we believe awards of Company options provide closer alignment between the interests of our employees and our shareholders. Consistent with this philosophy, following our 2004 Reorganization, we granted our executives, including our named executive officers, an initial grant of Company options, which generally vest over five years following the grant date as an incentive for our executives to stay with our newly reorganized Company. In addition, we granted Mr. Bhasin an additional 452,250 Company options that were subject to certain performance-based vesting conditions.

These performance based options are meant to align even more closely our Chief Executive Officer's interests with those of our shareholders by tying vesting of those Company options to achievement of target equity values. For a description of the vesting conditions of these 452,250 Company options, see the "—2007 Outstanding Equity Awards at Fiscal Year End" table.

        In 2007, we granted Company options to certain of our employees and all of our named executive officers, to reward these individuals for their efforts in our growth and to provide added incentives to remain with us following our initial public offering. For more details on the vesting schedules of Company options granted to our named executive officers as of December 31, 2007, see the "—2007 Outstanding Equity Awards at Fiscal Year End" table. In making these grants in 2007, we consulted an independent compensation consultant, F.W. Cook, for their recommendations with respect to the appropriate grant amounts and vesting schedule, considering our compensation committee's goal of incenting our employees for long-term performance and retention following our IPO. The vesting schedules of the grants to our named executive officers were designed so that one third of the Company options would vest on each of December 31, 2010, December 31, 2011 and December 31, 2012. We do not expect to make any stock option grants to our named executive officers in 2008. Our compensation committee is considering awarding in the future additional or alternative forms of equity incentives, such as grants of restricted stock, restricted stock units and other performance based awards, and has sought the advice of F.W. Cook in structuring a performance share plan for Genpact.

        Stock Ownership Guidelines.    We currently do not have any stock ownership guidelines for executives or other employees.

        Benefits and Perquisites.    We provide other benefits to our named executive officers that are generally available to other employees in the country in which the named executive officer is located. We believe these benefits are consistent with the objectives of our compensation program and allow our named executive officers to work more efficiently. We also provide our named executive officers with certain perquisites which we believe are reasonable and consistent with market trends in the countries in which our named executive officers are located. Such benefits and perquisites are intended to be part of a competitive overall compensation program. For more details on the benefits provided to our named executive officers, see "—Summary Compensation Table" and "—Narrative Disclosure to Summary Compensation Table and Grant of Plan-Based Awards Table."

        Severance Arrangements.    We have entered into employment agreements with Messrs. Bhasin, Cogny and Tyagarajan which provide for certain payments in the event of a termination of employment. We also provide for certain benefits in the event of a termination of employment under our 2005 option award agreements with Mr. Bhasin. The severance payments and benefits were based on individual negotiations with the executives and are an important part of employment arrangements designed to retain these named executive officers and provide certainty with respect to the payments and benefits to be provided upon certain termination events. For additional details on these payments and benefits, see "—Potential Payments Upon Termination or Change in Control."

        Change in Control.    While Company options granted to our named executive officers may be accelerated by our board upon a change in control, this is not generally a current requirement under our option plans and award agreements. The only named executive officer with current rights to change in control-related payments or benefits is Mr. Bhasin, who receives both "single trigger" and "double trigger" benefits based on his employment agreement and 2005 option award agreements. These benefits were based on individual negotiations with Mr. Bhasin in connection with his commencement of employment with us and are described in more detail in "—Narrative Disclosure to Summary Compensation Table and Grant of Plan-Based Awards Table—Employment Agreements with Named Executive Officers—Pramod Bhasin" and "—Potential Payments Upon Termination or Change in Control."

        Equity Grant Timing Practices.    All stock options granted by the Company have an exercise price equal to the closing market price of our stock on the grant date. Option grants are typically approved at our quarterly meetings of the compensation committee by resolution, and, unless a future effective date is specified, are effective as of the date of the meeting at which they are approved. In certain cases option grants to new hires or promoted employees are approved by written consent outside of regularly scheduled compensation committee meetings and are effective as of the latest date a committee member signs the consent. Our compensation committee has not delegated any authority to the CEO or others to grant options or other forms of equity compensation.

2007 Summary Compensation Table

        The following table sets forth information concerning the compensation of our Chief Executive Officer, Chief Financial Officer and the other named executive officers (as defined in "—Compensation Discussion and Analysis") for the fiscal year ended December 31, 2007.

Name	Year	Salary ($)	Bonus ($)		Option Awards ($)(1)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)		All Other Compensation ($)		Total Compensation ($)
Pramod Bhasin President, Chief Executive Officer and Director(2)	2007 2006	644,500 610,000	3,750,000 1,000,000		1,210,115 1,125,800	151,666 80,444	(3)	186,004 192,422	(4)	5,942,285 3,008,666
Vivek N. Gour Chief Financial Officer(2)	2007 2006	304,035 258,936	141,000 253,251	(5)	217,204 166,478	12,219 6,919	(6)	— —		674,458 685,584
N.V. Tyagarajan Executive Vice President, Business Development	2007 2006	339,900 317,538	675,000 550,000		517,844 376,169	— —		41,535 41,920	(7)	1,574,279 1,285,627
Patrick Cogny Chief Executive Officer of Genpact Europe(2)	2007 2006	347,826 311,876	121,000 92,631		178,761 99,364	— —		682,513 314,444	(8)	1,330,100 818,315
Rakesh Chopra Business Leader(2)	2007	302,537	82,000		501,806	2,715	(6)	—		889,058

(1)
The amounts shown under this column reflect the dollar amount recognized for financial statement reporting purposes for the fiscal year ended December 31, 2007, in accordance with FAS 123(R), of awards pursuant to our 2005, 2006, 2007 and Omnibus Stock Option Plans and thus include amounts from awards granted in and prior to 2007. Assumptions used in the calculation of these amounts are included in Note 19 "Stock-based compensation" to our audited consolidated financial statements for the fiscal year ended December 31, 2007 included in our Annual Report on Form 10-K. However, as required by the rules promulgated by the SEC, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. The exercise price and the grant date fair value of option awards for Messrs. Bhasin, Gour and Chopra include the estimated impact of the Indian fringe benefit tax payable with respect to options issued after April 1, 2007 to Indian residents that is being recovered from Indian resident employees.

(2)
Certain payments to Messrs. Bhasin, Gour, Cogny and Chopra were made using foreign currency. The following foreign exchange rates were used to calculate amounts in the above table for these named executive officers:

  •
  Mr. Bhasin: US$1/ 0.02538 INR, with respect to amounts under the "All Other Compensation" column.

  •
  Mr. Gour: US$1/ 0.02538 INR, with respect to all amounts other than with respect to the "Option Awards" column.

  •
  Mr. Cogny: US$1/ 1.45050 Euro, with respect to all amounts other than with respect to (a) the "Option Awards" column, (b) tax equalization payments which were made in Hungarian forints and calculated using an exchange rate of US$1/ 0.00542 HUF and (c) certain salary and benefit payments made in Romania leu and calculated using an exchange rate of US$1/ 0.40869 RON.

  •
  Mr. Chopra: US$1/ 0.02538 INR, with respect to all amounts other than with respect to the "Option Awards" column.

(3)
The amount shown represents the change in pension value with respect to Mr. Bhasin's retirement benefits under his employment agreements. See "—Narrative Disclosure to Summary Compensation Table and Grant of Plan-Based Awards Table—Employment Agreement with Named Executive Officers" and "—Potential Payments Upon Termination or Change of Control."

(4)
The amount shown consists of the following payments and benefits to Mr. Bhasin: (a) $10,040 for our matching contribution to our 401(k) plan and a $13,832 contribution to our tax-qualified defined contribution profit sharing plan; (b) $45,937 for Leadership Life Insurance Plan premiums; (c) $84,340 for reimbursements relating to lease, maintenance and utility payments in connection with Mr. Bhasin's housing; (d) $513 for club membership expenses for Mr. Bhasin; (e) $16,451 for reimbursement of expenses relating to security personnel; (f) $14,693 for reimbursement of expenses relating to Mr. Bhasin's automobile and driver; and (g) $198 for additional insurance.

(5)
Amount shown represents our annual bonus payment of $91,000 plus a special IPO-related bonus payment of $50,000 to Mr. Gour.

(6)
The amount shown represents the change in pension value with respect to Mr. Gour and Mr. Chopra's Gratuity Plan benefit, which is required to be provided to all employees in India pursuant to Indian law. Assumptions used in the calculation of this amount are included in note 18 "Employee benefit plans" to our audited consolidated financial statements for the fiscal year ended December 31, 2007, included elsewhere in our Annual Report on Form 10-K. See also "—Narrative Disclosure to Summary Compensation Table and Grant of Plan-Based Awards Table."

(7)
The amount shown consists of the following payments and benefits to Mr. Tyagarajan: (a) $12,948 for our matching contribution to our 401(k) plan and a $10,374 contribution to our tax-qualified defined contribution profit sharing plan; (b) $6,792 for life insurance premiums; (c) $11,093 for reimbursement of automobile-related expenses and; and (d) amounts paid for medical reimbursement and other insurance premiums.

(8)
The amount shown consists of the following payments and benefits to Mr. Cogny: (a) $220,982 for payments to government-sponsored social welfare programs; (b) $91,129 for reimbursement of housing related expenses; (c) $42,282 for reimbursement of tuition expenses for Mr. Cogny's children; (d) $15,385 for reimbursement of automobile-related expenses; (e) $217,118 for tax equalization payments; (e) $38,712 for relocation; (f) $50,420 for holiday payout pursuant to French law; and (g) payments for occupational health insurance in Romania and additional medical insurance.

2007 Grants of Plan-Based Awards

        The following table provides certain information regarding equity-based awards granted to our named executive officers during the fiscal year ended December 31, 2007. These awards were granted under the Genpact Global Holdings 2007 Stock Option Plan. There were no grants under any non-equity incentive plans to any of our named executive officers for the year ended December 31, 2007.

Name	Grant date	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise Price of Option Awards ($/Sh)(1)	Grant Date Fair Value of Option Awards ($)(1)(2)
Pramod Bhasin	5/29/07	723,600	16.13	7.70
Vivek Gour	4/20/07	135,675	16.13	7.73
N.V. Tyagarajan	4/20/07	361,800	16.13	8.39
Patrick Cogny	4/20/07	126,630	16.13	8.39
Rakesh Chopra	3/27/07	117,585	16.13	7.73

(1)
The exercise price was determined by our compensation committee on the date of grant based on various factors, including contemporaneous valuations and the expected price of a common share in our initial public offering. The fringe benefit tax being recovered from Indian resident optionees is deemed to increase the exercise price payable by such optionee. Such deemed increase in the exercise price is reflected in the grant date fair value of the option awards for Indian resident optionees but is not reflected above.

(2)
The grant date fair value for FAS 123(R) purposes of an option issued to an Indian resident employee is lower than the grant date value of an identical option issued to employees resident outside of India because the Indian fringe benefit tax payable with respect to options issued to Indian residents is being recovered from the relevant Indian resident employees.

Narrative Disclosure to Summary Compensation Table and Grant of Plan-Based Awards Table

  Employment Agreements with Named Executive Officers

        Below are descriptions of the material terms of our employment agreements with our named executive officers.

        Pramod Bhasin.    In December 2007, we amended and restated Mr. Bhasin's employment agreement with the Company dated as of July 26, 2005. The purpose of the amendments was to bring the employment agreement into compliance with Section 409A of the Internal Revenue Code, to reflect our new corporate structure following the Company's 2007 corporate restructuring and initial public offering, and to make certain other revisions. The employment agreement specifies that Mr. Bhasin will receive an annual base salary of not less than U.S. $656,000. In February 2008, the compensation committee approved an increase in the base salary of Mr. Bhasin to $750,000, effective July 1, 2008. The increase reflects Mr. Bhasin's increased responsibilities as the CEO of a public company as well as his outstanding individual performance to date.

        Mr. Bhasin is entitled to benefits, perquisites and fringe benefits that are no less favorable than the benefits and perquisites provided to our other senior executives and up to $60,000 in annual reimbursement for costs related to his primary residence in addition to reimbursement for certain other personal costs, such as telephone charges. Mr. Bhasin is also entitled to relocation expense reimbursement and four weeks' vacation.

        Pursuant to the terms of Mr. Bhasin's original employment agreement, in September 2005, Mr. Bhasin purchased 535.045 interests of Genpact Management Investors, LLC at the per interest price of $1,869, for a total purchase price of $1,000,000. As of December 31, 2007, Genpact Management Investors, LLC held shares in us indirectly through GICo, an investment entity of General Atlantic and Oak Hill. We expect that Genpact Management Investors, LLC will be liquidated prior to the end of 2009 and that the shares it holds in our Company will be distributed directly to Mr. Bhasin and our other employees who continue to hold Company shares through this entity.

        Pursuant to the terms of his original employment agreement, Mr. Bhasin also received 3,618,000 Company options. Of these, 3,165,750 Company options are subject to time-based vesting and the remaining 452,250 Company options are subject to performance-based vesting (the "performance options"). The Company options were granted on July 26, 2005. Information with respect to these grants is included in the "—2007 Outstanding Equity Awards at Fiscal Year End" table.

        Mr. Bhasin's employment agreement also provides that Mr. Bhasin is eligible for a retention bonus. The retention bonus is payable on January 1, 2010 and is equal to the product of $2,500,000 and a vested percentage, which began at 0% on January 1, 2005 and increases by 5% every three months thereafter until it reaches 100% on January 1, 2010. In the event of a change in control, as defined in the Company's 2007 Omnibus Incentive Compensation Plan, the vested percentage will be 100%. In addition, if Mr. Bhasin's employment is terminated due to death or disability, by the Company without cause or by Mr. Bhasin for good reason, the vested percentage will be calculated as if Mr. Bhasin remained employed for an additional 12-month period after the termination date. Mr. Bhasin shall not receive any unpaid retention bonus if terminated for cause.

        For purposes of Mr. Bhasin's employment agreement, the term "good reason" means reducing the nature or scope of Mr. Bhasin's authorities or duties, reduction in base salary, target bonus or fringe benefits or requiring Mr. Bhasin to report to any person other than our board of directors, which has not been cured by us within 30 days following notice by Mr. Bhasin.

        In the event of a termination of his employment, Mr. Bhasin will receive various payments and benefits pursuant to his employment agreement. Following the termination of Mr. Bhasin's employment for any reason, including for cause (as defined in his employment agreement) Mr. Bhasin is entitled to a five-year sum certain joint life and survivor annuity benefit in the annual amount of $190,000 per year commencing on the earliest of (A) Mr. Bhasin's separation from service with the Company that occurs on or after his obtaining age 60, (B) Mr. Bhasin's death or disability and (C) Mr. Bhasin's attaining age 65. In addition, he is entitled to a lump sum payment in an amount equal to the sum of (I) any earned but unpaid base salary through the date of termination, (II) any earned but unpaid bonus for any fiscal year preceding the fiscal year in which the termination occurs and (III) the dollar value of all accrued but unpaid vacation. If Mr. Bhasin's employment terminates due to his death or disability, Mr. Bhasin or his estate, as applicable, will receive a pro-rated bonus for the fiscal year of termination and payment of any vested but unpaid portion of the retention bonus, calculated as though Mr. Bhasin's employment continued for 12 months after such termination. If Mr. Bhasin's employment is terminated by Mr. Bhasin voluntarily, he will receive a pro-rated bonus for the fiscal year of termination and any vested but unpaid portion of the retention bonus. Such payments would be made in lump sum following termination.

        If Mr. Bhasin's employment is terminated by us without cause (as defined in the employment agreement) or by Mr. Bhasin for good reason, Mr. Bhasin is entitled to a lump sum payment, within 60 days of such termination, of an amount equal to the sum of (I) any earned but unpaid base salary through the date of termination, (II) any earned but unpaid bonus for any fiscal year preceding the fiscal year in which the termination occurs, (III) a pro-rated bonus for the year in which the termination occurs and (IV) the dollar value of all accrued and unused vacation. In addition, Mr. Bhasin is entitled to payment of any vested portion of his retention bonus, including the portion which vests upon such termination of employment, plus an amount equal to the sum of two times Mr. Bhasin's then current base salary and two times the annual bonus received for the fiscal year preceding the fiscal year in which the termination occurs. In addition, we will continue to provide Mr. Bhasin and his dependents with health benefits at the same level of coverage and benefits as is provided to our US-based senior executives for two years following the date of termination, or if such continuation is not permitted under the relevant plans, an amount in cash (after tax) equal to the amount necessary to provide Mr. Bhasin with such health benefits.

        Mr. Bhasin is not entitled to receive any payment of any unpaid retention bonus if terminated by us for cause.

        Mr. Bhasin's payments upon termination of employment described above are subject to his execution of a release. The release would also be executed by us and release Mr. Bhasin from any claims by us relating to Mr. Bhasin's employment or services other than claims based on acts or omissions of Mr. Bhasin that involve fraud or which are not known to the non-employee directors on the date of such release. The release also includes a mutual non-disparagement provision.

        Under his employment agreement, for one year after the termination of his employment, Mr. Bhasin is not permitted to engage in or carry on, directly or indirectly, any enterprise, whether as an advisor, principal, agent, partner, officer, director, employee, shareholder (other than certain minor passive ownership), associate or consultant to any of a specified group of five companies or any successor of any such entity, which group may be amended annually by our board of directors so long as the number of entities does not exceed five. In addition, for two years after his termination of employment, Mr. Bhasin is not permitted knowingly to (a) attempt to influence, persuade or induce or assist any other person in so doing, any of our employees or independent contractors to give up, or to not commence, employment or a business relationship with us, (b) unless otherwise contrary to law, directly or indirectly, through direction to any third party, hire or engage, or cause to be hired or engaged, any person who is or was one of our employees or independent contractors or (c) attempt to influence, persuade or induce, or assist any other person in so doing, any of our agents, consultants, vendors, suppliers or clients to give up or not commence, a business relationship with us.

        N.V. Tyagarajan.    We entered into an employment agreement with N.V. Tyagarajan, our Executive Vice President and Head of Sales, Marketing and Business Development, on September 21, 2005. The employment agreement has an indefinite term and may be terminated by us or Mr. Tyagarajan or due to Mr. Tyagarajan's death or disability, subject to the termination provisions described below. The employment agreement provides for an annual base salary of not less than $300,000 and a target bonus of 100% of annual base salary, capped at $500,000. For 2007, as discussed in the "Compensation Discussion and Analysis," the compensation committee awarded a bonus in excess of the maximum provided in the employment agreement in recognition of Mr. Tyagarajan's outstanding individual performance and contribution to our success. Mr. Tyagarajan is entitled to benefits and perquisites generally available to our other senior executives and is entitled to four weeks vacation and automobile perquisites.

        Under his employment agreement, Mr. Tyagarajan received 904,500 Company options on July 26, 2005.

        If Mr. Tyagarajan's employment is terminated by us for cause (as defined in his employment agreement) or if Mr. Tyagarajan terminates his employment for any reason, for one year following such termination, Mr. Tyagarajan may not engage in or carry on, directly or indirectly, any enterprise, whether as an advisor, principal, agent, partner, officer, director, employee, shareholder, associate or consultant for or on behalf of any of a specified group of five companies. If Mr. Tyagarajan's employment is terminated by us without cause, he will be entitled to a lump sum cash payment equal to 50% of his base salary in effect on the date of termination, in addition to any earned but unpaid base salary and bonus, and will be subject to the above-described restriction for six months following his termination. In addition, under his employment agreement, Mr. Tyagarajan may not, for thirty-six months following the termination of his employment, (a) directly or indirectly solicit any person who is on the date of Mr. Tyagarajan's termination our employee or independent contractor, (b) attempt to influence, persuade or induce, or assist any other person in doing so, any entity that is on the date of his termination a client of ours to give up or not commence, a business relationship with us or (c) directly or indirectly solicit for business or corporate opportunity any entity that is one of our clients on the date of his termination.

        Patrick Cogny.    In October 2007 we entered into an employment agreement with Mr. Cogny in connection with his relocation to Romania. The 2007 employment agreement with Mr. Cogny replaces a prior agreement with substantially similar terms governed by French law. Among other provisions, Mr. Cogny's agreement specifies that Mr. Cogny will receive an annual gross basic salary of RON 846,914 (€252,810 at the exchange rate established in the agreement). In addition, if Mr. Cogny's employment is terminated, except for serious misconduct, he will receive a one-time payment equal to ten months of his base salary (subject to reduction by any payment due according to collective agreement and/or law in Romania). Mr. Cogny's employment agreement also provides for certain benefits, including reimbursement for rent up to €6,500 per month and for educational expenses for Mr. Cogny's children up to $20,000 per year per child, and use of a company car.

        Other Named Executive Officers.    We do not have employment agreements with any of our other named executive officers.

2007 Omnibus Incentive Compensation Plan

        We adopted our 2007 Omnibus Incentive Compensation Plan, or the 2007 Plan, on July 13, 2007. The purpose of the 2007 Plan is to promote our interests and the interests of our shareholders by (i) attracting and retaining exceptional directors, officers, employees and consultants (including prospective directors, officers, employees and consultants) and (ii) enabling such individuals to participate in our long-term growth and financial success.

        Types of Awards.    The 2007 Plan provides for the grant of options intended to qualify as incentive share options, or ISOs under Section 422 of the Code, non-qualified share options, or NSOs, share appreciation rights, or SARs, restricted share awards, restricted share units, or RSUs, performance units, cash incentive awards and other equity-based or equity-related awards.

        Plan Administration.    The 2007 Plan is administered by the compensation committee of our board of directors or such other committee as our board may designate to administer the 2007 Plan.

        Eligible Participants.    Any of our, or our affiliates', directors, officers, employees or consultants (including any prospective directors, officers, employees or consultants) is eligible to participate in the 2007 Plan.

        Stock Options.    The committee may grant both ISOs and NSOs under the 2007 Plan. Except as otherwise determined by the committee in an award agreement, the exercise price for options must be equal to or greater than the fair market value of our common shares on the grant date. In the case of ISOs granted to an employee who, at the time of the grant of an option, owns stock representing more than 10% of the voting power of all classes of our stock or the stock of any of our affiliates, the exercise price cannot be less than 110% of the fair market value of a share of our common shares on the grant date.

        The vesting schedule of awards under the 2007 Plan shall be as provided in the applicable award agreement. Except as otherwise set forth in the applicable award agreement, each option will expire upon the earlier of (i) the tenth anniversary of the date the option is granted and (ii) either (x) 90 days after the participant who is holding the option ceases to be a director, officer or employee of us or one of our affiliates for any reason other than the participant's death or (y) six months after the date the participant who is holding the option ceases to be a director, officer or employee of us or one of our affiliates by reason of the participant's death.

        Stock Appreciation Rights.    The committee may grant SARs under the 2007 Plan either alone or in tandem with, or in addition to, any other award permitted to be granted under the 2007 Plan. SARs granted in tandem with, or in addition to, an award may be granted either at the same time as the award or at a later time. Subject to the applicable award agreement, the exercise price of each common share covered by a SAR must be equal to or greater than the fair market value of such share on the grant date. Upon exercise of a SAR, the holder will receive cash, common shares, other securities, other awards, other property or a combination of any of the foregoing, as determined by the committee, equal in value to the excess over the exercise price, if any, of the fair market value of the common shares subject to the SAR at the exercise date.

        Restricted Shares and Restricted Stock Units.    Subject to the provisions of the 2007 Plan, the committee may grant restricted shares and RSUs. Restricted shares and RSUs may not be sold, assigned, transferred, pledged or otherwise encumbered except as provided in the 2007 Plan or the applicable award agreement. Upon the grant of a restricted share, a certificate will be issued and registered in the name of the participant and deposited by the participant, together with a stock power endorsed in blank, with us or a custodian designated by the committee or us. Upon the lapse of the restrictions applicable to such restricted share, we or the custodian, as applicable, will deliver such certificate to the participant or his or her legal representative.

        An RSU will be granted with respect to one common share or have a value equal to the fair market value of one such share. Upon the lapse of restrictions applicable to an RSU, the RSU may be paid in cash, common shares, other securities, other awards or other property, as determined by the committee, or in accordance with the applicable award agreement. The committee may, on such terms and conditions as it may determine, provide a participant who holds restricted shares or RSUs with dividends or dividend equivalents, payable in cash, common shares, other securities, other awards or other property.

        Performance Units.    Subject to the provisions of the 2007 Plan, the committee may grant performance units to participants. Performance units are awards with an initial value established by the committee (or that is determined by reference to a valuation formula specified by the committee or the fair market value of our common shares) at the time of the grant. In its discretion, the committee will set performance goals that, depending on the extent to which they are met during a specified performance period, will determine the number and/or value of performance units that will be paid out to the participant. The committee, in its sole discretion, may pay earned performance units in the form of cash, common shares or any combination thereof that has an aggregate fair market value equal to the value of the earned performance units at the close of the applicable performance period. The determination of the committee with respect to the form and timing of payout of performance units will be set forth in the applicable award agreement. The committee may, on such terms and conditions as it may determine, provide a participant who holds performance units with dividends or dividend equivalents, payable in cash, common shares, other securities, other awards or other property.

        Cash Incentive Awards.    Subject to the provisions of the 2007 Plan, the committee may grant cash incentive awards payable upon the attainment of performance goals.

        Other Stock-Based Awards.    Subject to the provisions of the 2007 Plan, the committee may grant to participants other equity-based or equity-related compensation awards, including vested stock. The committee may determine the amounts and terms and conditions of any such awards provided that they comply with applicable laws.

        Performance Compensation Awards.    The committee may designate any award granted under the 2007 Plan (other than ISOs, NSOs and SARs) as a performance compensation award in order to qualify such award as "qualified performance-based compensation" under Section 162(m) of the Code. The committee will, in its sole discretion, designate within the first 90 days of a performance period the participants who will be eligible to receive performance compensation awards in respect of such performance period. The committee will also determine the length of performance periods, the types of awards to be issued, the performance criteria that will be used to establish the performance goals, the kinds and levels of performance goals and any performance formula used to determine whether a performance compensation award has been earned for the performance period.

        The performance criteria will be limited to the following: (1) net income before or after taxes, (2) earnings before or after taxes (including earnings before interest, taxes, depreciation and amortization), (3) operating income, (4) earnings per share, (5) return on stockholders' equity, (6) return on investment or capital, (7) return on assets, (8) level or amount of acquisitions, (9) share price, (10) profitability and profit margins, (11) market share, (12) revenues or sales (based on units or dollars), (13) costs, (14) cash flow, (15) working capital and (16) level of attrition. These performance criteria may be applied on an absolute basis or be relative to one or more of our peer companies or indices or any combination thereof. The performance goals and periods may vary from participant to participant and from time to time. To the extent required under Section 162(m) of the Code, the committee will, within the first 90 days of the applicable performance period, define in an objective manner the method of calculating the performance criteria it selects to use for the performance period.

        The committee may adjust or modify the calculation of performance goals for a performance period in the event of, in anticipation of, or in recognition of, any unusual or extraordinary corporate item, transaction, event or development or any other unusual or nonrecurring events affecting us, any of our affiliates or our financial statements or the financial statements of any of our affiliates, or changes in applicable rules, rulings, regulations or other requirements of any governmental body or securities exchange, accounting principles, law or business conditions, so long as that adjustment or modification does not cause the performance compensation award to fail to qualify as "qualified performance-based compensation" under Section 162(m) of the Code. In order to be eligible for payment in respect of a performance compensation award for a particular performance period, participants must be employed by us on the last day of the performance period (unless otherwise determined in the discretion of the compensation committee), the performance goals for such period must be satisfied and certified by the committee and the performance formula must determine that all or some portion of the performance compensation award has been earned for such period. The committee may, in its sole discretion, reduce or eliminate the amount of a performance compensation award earned in a particular performance period, even if applicable performance goals have been attained. In no event will any discretionary authority granted to the committee under the 2007 Plan be used to grant or provide payment in respect of performance compensation awards for which performance goals have not been attained, increase a performance compensation award for any participant at any time after the first 90 days of the performance period or increase a performance compensation award above the maximum amount payable under the underlying award.

        Change of Control.    Pursuant to the 2007 Plan, unless otherwise provided in an individual award agreement, in the event of a change of control of our company, the board of directors may provide that existing awards be assumed, substituted or continued. If the board of directors does not make such provision:

  •
  any options and SARs outstanding as of the date the change of control is determined to have occurred will become fully exercisable and vested, as of immediately prior to the change of control;

  •
  all performance units and cash incentive awards will be paid out as if "target" performance levels had been attained, but pro rated based on the portion of the performance period that elapses prior to the change of control; and

  •
  all other outstanding awards will automatically be deemed exercisable or vested and all restrictions and forfeiture provisions related thereto will lapse as of immediately prior to such change of control.

        Unless otherwise provided pursuant to an award agreement, a change of control is defined to mean any of the following events, generally:

  •
  during any period of twenty-four consecutive months, a change in the composition of a majority of our board of directors that is not supported by a majority of the incumbent board of directors;

  •
  the consummation of a merger, reorganization or consolidation or sale or other disposition of all or substantially all of our assets;

  •
  the approval by our shareholders of a plan of our complete liquidation or dissolution; or

  •
  an acquisition by any individual, entity or group (other than General Atlantic Partners (Bermuda) L.P., Oak Hill Capital Partners (Bermuda), L.P. or GE Capital International (Mauritius) or any of their respective affiliates) of beneficial ownership of a percentage of the combined voting power of our then outstanding voting securities entitled to vote generally in the election of directors that is equal to or greater than 20%.

  Prior Equity-Based Compensation Plans

        We have also utilized the following equity-based compensation plans as an additional means to attract able persons to enter and remain in our employ and to provide a means whereby our employees, managers, directors and consultants can acquire and maintain share ownership and to further align the interests of award recipients and our shareholders: the Gecis Global Holdings 2005 Stock Option Plan, the Genpact Global Holdings 2006 Stock Option Plan and the Genpact Global Holdings 2007 Stock Option Plan (collectively, the "Prior Company Stock Plans").

        Now that we have adopted the 2007 Plan, we will no longer issue options under the Prior Company Stock Plans. At December 31, 2007, there were options to purchase 23,583,632 common shares outstanding under the 2007 Plan and the Prior Company Stock Plans at a weighted average exercise price of $9.79 per share, including options held by each of our named executive officers (such amounts give effect to the 2007 Reorganization). We granted options to all of our named executive officers in 2007 as set forth in the "Grant of Plan Based Awards Table."

        The terms of each Prior Company Stock Plan are substantially similar. The Prior Company Stock Plans are administered by the compensation committee, which is authorized to, among other things, select the officers and other employees who will receive grants and determine the exercise price and vesting schedule of the options.

        The exercise price per common share subject to the Company options is set by our compensation committee at the time of grant and is not less than the fair market value of the underlying shares on the date of grant. Prior to our offering, the fair market value was determined by our board of directors or compensation committee, as applicable, as required under our Prior Company Stock Plans.

        Our board of directors may amend, alter, suspend, discontinue or terminate the Prior Company Stock Plans or any award agreement under the Prior Company Stock Plans at any time, subject to any required shareholder approvals. No such amendment, alteration, suspension, discontinuance or termination that would impair the rights of any participant with respect to any option will be effective without the consent of the affected participant, unless such amendment, alternation, suspension, discontinuance or termination is required by applicable law.

        Company options granted under the Prior Company Stock Plans may not be transferred, except in certain limited circumstances.

        For a description of the provisions in our Prior Company Stock Plans and related arrangements relating to termination of employment or a change of control, see "—Partial Payments Upon Termination and Change in Control—Company Stock Plans."

  Retirement Benefits

        We provide our employees in the United States, including Messrs. Bhasin and Tyagarajan, with a tax-qualified defined contribution 401(k) plan, pursuant to which employees may elect to defer pre-tax salary amounts up to the limits set by the Internal Revenue Code. We match 100% of the first 4% of salary deferred by our employees under the 401(k) plan. In addition, we provide our employees in the United States with an additional employer contribution under our tax-qualified defined contribution profit-sharing plan.

        Pursuant to our employment agreement with Mr. Bhasin, following the termination of his employment for any reason, he is entitled to a five-year sum certain joint life and survivor annuity benefit in the annual amount of $190,000 per year commencing on the earliest of (A) Mr. Bhasin's separation from service with the Company that occurs on or after his obtaining age 60, (B) Mr. Bhasin's death or disability and (C) Mr. Bhasin's attaining age 65. Following the termination of Mr. Bhasin's employment for any reason, including for cause (as defined in his employment agreement).

        We maintain a Gratuity Plan, which is a defined benefit plan required to be provided to all Indian employees by applicable law, including Mr. Gour. In addition, in India, we maintain a Superannuation Plan, which is a defined contribution plan under which we do not make any employer contributions, and a Provident Fund Plan which is a defined contribution plan required under applicable law.

        We do not provide retirement benefits to our other named executive officers.

2007 Outstanding Equity Awards at Fiscal Year End

        The following table provides information regarding each unexercised Company option held by each of our named executive officers as of December 31, 2007.

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)		Option Expiration Date
Pramod Bhasin	1,741,162	1,424,588	—	$3.44	(*)	7/26/2015	(1)
Pramod Bhasin	49,020	—	403,230	$3.44	(*)	7/26/2015	(2)
Pramod Bhasin	—	723,600	—	$16.13	(*)	5/29/2017	(3)
Vivek N. Gour	298,485	244,215	—	$3.44	(*)	7/26/2015	(4)
Vivek N. Gour	—	135,675	—	$16.13	(*)	4/20/2017	(5)
N.V. Tyagarajan	497,475	407,025	—	$3.44		7/26/2015	(6)
N.V. Tyagarajan	—	361,800	—	$16.13		4/20/2017	(5)
Patrick Cogny	114,419	93,616	—	$3.44		7/26/2015	(7)
Patrick Cogny	1,809	16,281	—	$6.51		2/27/2016	(8)
Patrick Cogny	—	126,630	—	$16.13		4/20/2017	(5)
Rakesh Chopra	59,697	238,788	—	$8.36	(*)	11/15/2016	(9)
Rakesh Chopra	—	117,585	—	$16.13	(*)	4/20/2017	(5)

(*)
The fringe benefit tax being recovered from Indian resident optionees is deemed to increase the exercise price payable by such optionees. Such deemed increase in the exercise price is reflected in the grant date fair value of the option awards for Indian resident optionees but is not reflected above.

(1)
These Company options were granted on July 26, 2005, and vest with respect to 20% on the first anniversary of July 26, 2005; thereafter, 5% of the Company options vest every three months until the Company options are 100% vested.

(2)
Mr. Bhasin was granted 452,250 Company options under the Company Stock Plans on July 26, 2005 that are subject to performance-based vesting conditions (the "Company performance options"). Pursuant to the terms of Mr. Bhasin's award agreement, in the event of any "partial exit" (defined as a sale or other disposition, which does not constitute and occurs prior to a change in control, by any of General Atlantic and Oak Hill (other than to General Atlantic, Oak Hill and their respective affiliates) of any number of our common shares or other securities), if the "internal rate of return" (as defined in the award agreement) on a cumulative basis is at least 25% in connection with such partial exit, the Company performance options will vest with respect to a percentage of the Company performance options equal to the product of 0.8 multiplied by the percentage of the aggregate number of common shares beneficially owned by General Atlantic and Oak Hill on January 1, 2005, which have in the aggregate been sold in such partial exit and all prior partial exits. In the event of a partial exit where General Atlantic and Oak Hill realize an internal rate of return on a cumulative basis of at least 30% in connection with such partial exit, the relevant multiple is 0.9. In the event the internal rate of return on a cumulative basis is at least 35%, the relevant multiple is 1.0. Any Company performance options remaining unvested following a partial exit may vest upon the occurrence of other vesting events. Company performance options with respect to 49,020 shares vested in connection with the "partial exit" resulting from the IPO.

In addition to potential vesting dates based on "partial exits" described above, the Company performance options will also be subject to vesting upon the earlier of a change in control (as defined in "—Potential Payments Upon Termination or Change of Control—Company Stock Plans") and January 1, 2010, in each case subject to Mr. Bhasin's continued employment. Upon the earlier of such events, the Company performance options will vest with respect to a percentage based on the internal rate of return (as defined in the option award agreement) realized by General Atlantic and Oak Hill. If the internal rate of return is at least 25%, the Company performance options will become vested with respect to a percentage equal to the excess of 80% of the Company performance options over the aggregate percentage of Company performance options that have become vested and exercisable prior to the vesting date pursuant to any partial exit. If the internal rate of return is at least 30%, the Company performance options will become vested with respect to a percentage equal to the excess of 90% of the Company performance options over the aggregate percentage of Company performance options that have become vested prior to the vesting date pursuant to any partial exit. If the internal rate of return is at least 35%, the Company performance options will become vested with respect to a percentage equal to the excess of 100% of the Company performance options over the aggregate percentage of Company performance options that have become vested prior to the vesting date pursuant to any partial exit. See "—Potential Payments Upon Termination or Change of Control" for details on the consequences of certain terminations on the vesting of the Company performance options.

(3)
These Company options were granted on May 29, 2007, and vest with respect to thirty-three percent (33.33%) on December 31, 2010, thirty-three percent (33.33%) on December 31, 2011 and thirty-three percent (33.34%) on December 31, 2012.

(4)
These Company options were granted on July 26, 2005, and vest with respect to 20% on the first anniversary of January 1, 2006; thereafter, 5% of the Company options vest every three months until the Company options are 100% vested.

(5)
These Company options were granted on April 20, 2007, and vest with respect to thirty-three percent (33.33%) on December 31, 2010, thirty-three percent (33.33%) on December 31, 2011 and thirty-three percent (33.34%) on December 31, 2012.

(6)
These Company options were granted on July 26, 2005, and vest with respect to 20% on the first anniversary of February 7, 2006; thereafter, 5% of the Company options vest every three months until the Company options are 100% vested.

(7)
These Company options were granted on July 26, 2005, and vest with respect to 20% on the first anniversary of March 1, 2006; thereafter, 5% of the Company options vest every three months until the Company options are 100% vested.

(8)
These Company options were granted on February 27, 2006, and vest with respect to 10% on March 1, 2007; 20% on March 1, 2008; 30% on March 1, 2009; and 40% on March 1, 2010.

(9)
These Company options were granted on November 15, 2006, and vest with respect to 20% on July 5, 2007; 20% on July 5, 2008; 20% on July 5, 2009; 20% on July 5, 2010; and 20% on July 5, 2011.

2007 Option Exercises

        None of our named executive officers exercised any Company options in the fiscal year ended December 31, 2007.

Pension Benefits

        The chart below provides information on certain pension benefits provided to our named executive officers for the fiscal year ended December 31, 2007.

Name	Plan Name	Number of Years Credited Service (#)	Present Value Accumulated Benefit ($)		Payments during last fiscal year ($)
Pramod Bhasin	Employment Agreement with Mr. Bhasin	3.0	312,553	(1)	0
Vivek N. Gour	Gratuity Plan for Indian Employees	6.35	39,093	(2)	0
Rakesh Chopra	Gratuity Plan for Indian Employees	1.48	2,715	(2)	0

(1)
The accumulated benefit is based on a five-year sum certain joint life and survivor annuity benefit in the annual amount of $190,000 per year payable to Mr. Bhasin under his employment agreement. The present value has been calculated based on the following assumptions: (a) an annual discount rate of 5.75% and (b) a retirement age of 65.

(2)
We are required to provide all Indian employees with benefits under a Gratuity Plan, which is a defined benefit plan. Assumptions used in the calculation of this amount are included in note 18 "Employee benefit plans" to our audited consolidated financial statements for the fiscal year ended December 31, 2007, included in our Annual Report on Form 10-K.

Nonqualified Deferred Compensation

        We do not provide our named executive officers with any nonqualified deferred compensation.

Potential Payments Upon Termination or Change in Control

        Below is a description of the potential payments and benefits that would be provided to our named executive officers upon termination of their employment or a change in control under their employment agreements and award agreements under the Company Stock Plans.

Employment Agreements with Named Executive Officers

  Pramod Bhasin, Patrick Cogny & N.V. Tyagarajan

        We have entered into employment agreements with Messrs. Bhasin, Cogny and Tyagarajan, which provide for certain payments and benefits to be paid to each upon certain terminations of employment. See "—Narrative Disclosure to Summary Compensation Table and Grant of Plan-Based Awards Table—Employment Agreements with Named Executive Officers" for a description of these provisions.

Company Stock Plans

        Under the Company Stock Plans, upon the occurrence of a change of control (as defined below) or dissolution or liquidation, our board of directors may provide that all Company options will become immediately exercisable. Our board of directors may also, upon at least ten days' advance notice, cancel any outstanding Company options and pay to the holders of such Company options, in cash or shares, the value of such Company options based upon the price per share received by our other shareholders in the event of a change in control. Our obligations under the Company Stock Plans will be binding upon any successor corporation or organization. The Company Stock Plans require that we make appropriate provisions to preserve optionees' rights under the Company Stock Plans including, where it is intended that Company options survive a change in control, by requiring that outstanding Company options be assumed or that substantially equivalent options be substituted for our outstanding Company options. The term "change in control" for purposes of our Company Stock Plans is defined as the following: (a) the acquisition by any person or entity (other than General Atlantic, Oak Hill or GE Capital International (Mauritius) or any of their respective affiliates (referred to for purposes of this definition as the "Investors"), directly or indirectly, of more than 50% of the combined voting power of the then outstanding securities entitled to vote generally in the election of our directors, including, without limitation, as a result, in whole or part, by reason of a sale or other disposition by General Atlantic, Oak Hill or any of their respective affiliates of their direct or indirect interest in GICo and/or GGL) or any successor entities; (b) any merger, consolidation, reorganization, recapitalization, tender or exchange offer or any other transaction with or affecting us, GICo and/or GGL as a result of which a person or entity other than an Investor owns after such transaction, directly or indirectly, more than 50% of the combined voting power of the then outstanding securities entitled to vote generally in the election of our directors; or (c) the sale, lease, exchange, transfer or other disposition to any person or entity, other than an Investor, of all or substantially all, of our assets and our consolidated subsidiaries.

        Subject to certain limitations relating to incentive stock options and exemptions available under certain securities regulations, Company options granted under the Company Stock Plans will be subject to adjustment or substitution as to the number, price or kind of share or other consideration subject to such Company options or as otherwise determined by our board of directors to be equitable in the event of changes in our outstanding shares or capital structure by reason of share or extraordinary cash dividends, share splits, reverse share splits, recapitalization, reorganizations, mergers, consolidations, separations, combinations, exchanges or other relevant corporate transactions or changes in capitalization or in the event of any change in applicable laws or any change in circumstances which results in or would result in any substantial dilution or enlargement of the rights granted to, or available for, participants, or which otherwise warrants equitable adjustment because it interferes with the intended operation of the Company Stock Plans.

        Generally, except as described below, our Company option award agreements with our named executive officers do not provide for accelerated vesting upon a termination of employment. With respect to the 3,165,750 Company options granted to Mr. Bhasin on July 26, 2005, in the event Mr. Bhasin's employment agreement is terminated due to death or disability (as defined in his employment agreement), such Company options will become vested as to that number of additional option shares that would have vested if Mr. Bhasin had remained employed by us for an additional period of 12 months following the date of such termination. If Mr. Bhasin's employment is terminated by us without cause (as defined in his employment agreement) or by Mr. Bhasin for good reason (as defined in his employment agreement and described above), the Company options will become vested and exercisable on the date of such termination as to that number of additional option shares that would have vested for an additional 12 months (or in the case of terminations on or prior to December 31, 2006, 24 months). In the event of a change in control of our Company, Mr. Bhasin's Company options described above will become fully vested.

        With respect to the Company performance options, If Mr. Bhasin's employment is terminated due to death or disability or, after December 31, 2006, by us without cause or by Mr. Bhasin for good reason, the Company performance options will become vested on the date of such termination as to that number of option shares, if any, that is necessary to vest Mr. Bhasin an additional 20% of the total option shares. See description of performance-based vesting under the "Outstanding Equity Awards at Fiscal Year End" table for consequences of a change in control with respect to the Company performance options.

        In the event Mr. Bhasin's employment is terminated due to death or disability, by us without cause or by Mr. Bhasin for good reason, all his vested Company options and his Company performance options will continue to be exercisable for three years. In the event of a termination by Mr. Bhasin without good reason, all his vested Company options and his Company performance options will be exercisable for 90 days following termination. In the event of termination by us for cause, all his vested and unvested options will terminate.

Termination and Change of Control Potential Payments and Benefits Table

        The amounts included in the table below do not include payments and benefits to the extent they are provided on a non-discriminatory basis to salaried employees generally upon termination of employment. The amounts indicated are based on the payments and benefit that would have been incurred by the Company if the named executive officer's employment had terminated as of December 28, 2007, which is the last business day of the fiscal year ended December 31, 2007. Where applicable, the value of one of our common shares on December 28, 2007 was $15.30, which was closing market price of our common shares on NYSE as of that date.

Name	Involuntary Termination without Cause ($)		Involuntary Termination for Cause ($)		Termination with Good Reason(1) ($)		Voluntary Termination Other than death, disability ($)		Termination due to Death ($)		Termination due to Disability ($)		Change of Control ($)
Pramod Bhasin
Cash Severance	8,926,726	(2)	2,500,000	(3)	8,926,726	(2)	5,114,726	(4)	5,614,726	(5)	5,614,726	(5)	—
Equity Treatment	8,579,074	(6)	—		8,579,074	(6)	—		8,579,074	(6)	8,579,074	(6)	21,670,792	(7)
Health and Welfare	461,213	(8)	—		461,213	(8)	—		—		—		—
Pension Benefits	—		—		—		—		312,553	(9)	312,553	(9)	—
TOTAL	17,967,013		2,500,000		17,967,013		5,114,726		14,506,353		14,506,353		21,670,792
N.V. Tyagarajan
Cash Severance	179,850	(10)	—		—		—		—		—		—
Equity Treatment	—		—		—		—		—		—		—
Health and Welfare	—		—		—		—		—		—		—
Pension Benefits	—		—		—		—		—		—		—
TOTAL	179,850		—		—		—		—		—		—
Patrick Cogny
Cash Severance	305,577	(11)	—		—		—		—		—		—
Equity Treatment	—		—		—		—		—		—		—
Health and Welfare	—		—		—		—		—		—		—
Pension Benefits	—		—		—		—		—		—		—
TOTAL	305,577		—		—		—		—		—		—

(1)
See definition of good reason in "—Narrative Disclosure to Summary Compensation Table and Grant of Plan-Based Awards Table—Employment Agreements with Named Executive Officers—Pramod Bhasin."

(2)
Amount represents the following: (a) payment in lump sum of an amount equal to a pro-rated bonus for the year in which termination occurs ($1,239,726); (b) payment of any vested but unpaid portion of the retention bonus, including the portion vesting on such termination of employment, or 75% of the retention bonus ($1,875,000); (c) payment of an amount equal to two times the sum of Mr. Bhasin's then current base salary, which was $656,000, and the annual bonus received for the fiscal year preceding the fiscal year of termination, which annual bonus was $1,000,000 in 2006 ($3,312,000); and (d) payment of any earned but unpaid IPO Bonus ($2,500,000).

(3)
Amount represents the payment of any earned but unpaid IPO Bonus ($2,500,000).

(4)
Amount represents the following: (a) payment in lump sum of an amount equal to a pro-rated bonus for the year in which termination occurs ($1,239,726); (b) payment of any vested but unpaid portion of the retention bonus, including the portion vesting on such termination of employment, or 55% of the retention bonus ($1,375,000); and (c) payment of any earned but unpaid IPO Bonus ($2,500,000).

(5)
Amount represents the following: (a) payment in lump sum of an amount equal to a pro-rated bonus for the year in which termination occurs ($1,239,726); (b) payment of any vested but unpaid portion of the retention bonus, including the portion vesting on such termination of employment, or 75% of the retention bonus ($1,875,000); and (c) payment of any earned but unpaid IPO Bonus ($2,500,000).

(6)
Estimated value of vesting of additional 20% of the Company options held by Mr. Bhasin, assuming that the share price remains the same as the price on December 28, 2007, over the 12 month period following termination of employment.

(7)
Estimated value of vesting of all unvested Company options held by Mr. Bhasin as of December 28, 2007, assuming the highest internal rate of return achieved for Company performance options.

(8)
Estimated value of providing Mr. Bhasin and his dependents with health benefits at the same level of coverage and benefits as is provided to our US-based senior executives for two years following the date of termination. Amount calculated based on the present value of maximum liability with respect to Mr. Bhasin and his dependents under our applicable benefit plan in effect as of December 28, 2007, which was a self-funded plan.

(9)
See "Pension Benefits" table.

(10)
Value of 50% of Mr. Tyagarajan's base salary in effect as of December 28, 2007 ($359,900).

(11)
Value of 10 months of Mr. Patrick Cogny's base salary in effect as of December 28, 2007 (€ 252,810; Conversion Ratio US$1/ 1.45050 Euro).

DIRECTOR COMPENSATION

        Prior to our initial public offering, we did not pay our directors any cash compensation for service on the board of directors and committees of our board of directors. From 2005 to 2006 we granted each of our non-employee directors, other than the chairman of the audit committee of the board of directors, 81,405 Company options, with a per share exercise price equal to the per share fair market value of the underlying shares on the grant date, upon the commencement of his or her service as a director. The directors who received such Company options are as follows: J. Madden, R. Scott and M. Spence. The chairman of the audit committee, J. Barter, received 85,928 Company options, with an exercise price equal to the per share fair market value of the underlying shares on the grant date. Twenty percent of these Company options vest on the first anniversary of the date of the first board of directors meeting attended by the director, and thereafter, vest at the rate of five percent of the Company options per quarter until the Company options are 100% vested on the fifth anniversary of the date of the first board of directors meeting attended by the director, subject to continued service as a director.

        Our practice prior to our initial public offering was not to provide compensation for employee directors and directors who are designated by our majority shareholders for their service on the board and board committees, although we did reimburse all of our directors for all out-of-pocket business expenses. Since our initial public offering in 2007, our non-employee directors each receive an annual retainer of $40,000, except that Mr. Barter receives an annual retainer of $75,000 for his service as chairman of the audit committee. In addition, in 2007 we granted 45,225 Company options to each of our directors appointed to our board of directors by our majority shareholders.

        The following table sets forth the compensation of our directors for the fiscal year ended December 31, 2007. The numbers of options are shown having given effect to the 2007 Reorganization.

Director Compensation

Name	Year	Option Awards ($) (1)		Fees Earned or Paid in Cash ($)(2)	Total ($)
J. Barter	2007	16,675	(3)	75,000	91,675
J.T Crandall	2007	46,256	(4)	40,000	86,256
S. Denning	2007	46,256	(5)	40,000	86,256
M. Dzialga	2007	46,256	(6)	40,000	86,256
R. Gupta	2007	704,669	(7)	40,000	744,669
J. Khattar	2007	56,353	(8)	20,000	76,353
J. C. Madden	2007	16,923	(9)	40,000	56,923
D. Nayden	2007	46,256	(10)	40,000	86,256
G. Reiner	2007	46,256	(11)	40,000	86,256
R. G. Scott	2007	54,981	(12)	40,000	94,981
A. M. Spence	2007	16,923	(13)	40,000	56,923
L. Trotter	2007	46,256	(14)	40,000	86,256

(1)
The amounts shown under this column reflect the dollar amount recognized for financial statement reporting purposes for the fiscal year ended December 31, 2007, in accordance with FAS 123(R) of awards pursuant to our 2005 Stock Option Plan and 2006 Stock Option Plan and thus include amounts from awards granted in and prior to 2007. Assumptions used in the calculation of these amounts are included in Note 19 "Stock-based compensation" to our audited consolidated financial statements for the fiscal year ended December 31, 2007 included in our Annual Report on Form 10-K. However, as required, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions.

(2)
Amounts under this column represent Director Fees.

(3)
As of December 31, 2007, Mr. Barter held 85,928 Company options. The per share grant date fair value of these Company options, which were granted on September 28, 2005, was $0.93.

(4)
As of December 31, 2007, Mr. Crandall held 45,225 Company options. The per share grant date fair value of these Company options, which were granted on April 20, 2007 was $8.39.

(5)
As of December 31, 2007, Mr. Denning held 45,225 Company options. The per share grant date fair value of these Company options, which were granted on April 20, 2007 was $8.39.

(6)
As of December 31, 2007, Mr. Dzialga held 45,225 Company options. The per share grant date fair value of these Company options, which were granted on April 20, 2007 was $8.39.

(7)
As of December 31, 2007, Mr. Gupta held 494,762 company options. The per share grant date fair value of 137,846 of these Company options, which were granted on March 26, 2007 was $7.98. The per share grant date fair value of 137,846 of these Company options, which were granted on March 26, 2007 was $8.27. The per share grant date fair value of 137,665 of these Company options, which were granted on March 26, 2007 was $8.55. The per share grant date fair value of 81,405 of these Company options, which were granted on September 28, 2005 was $0.93.

(8)
As of December 31, 2007, Mr. Khattar held 81,405 Company options. The per share grant date fair value of these Company options, which were granted on August 2, 2007 was $8.17.

(9)
As of December 31, 2007, Mr. Madden held 81,405 Company options. The per share grant date fair value of these Company options, which were granted on September 28, 2005, was $0.93.

(10)
As of December 31, 2007, Mr. Nayden held 45,225 Company options. The per share grant date fair value of these Company options, which were granted on April 20, 2007 was $8.39.

(11)
As of December 31, 2007, Mr. Reiner held 45,225 Company options. The per share grant date fair value of these Company options, which were granted on April 20, 2007 was $8.39. Mr. Reiner resigned from our board of directors on March 27, 2008.

(12)
As of December 31, 2007, Mr. Scott held 81,405 Company options. The per share grant date fair value of these Company options, which were granted on February 27, 2006 was $3.38.

(13)
As of December 31, 2007, Mr. Spence held 81,405 Company options. The per share grant date fair value of these Company options, which were granted on September 28, 2005, was $0.93.

(14)
As of December 31, 2007, Mr. Trotter held 45,225 Company options. The per share grant date fair value of these Company options, which were granted on April 20, 2007 was $8.39. Mr. Trotter resigned from our board of directors on January 24, 2008.

Report of the Compensation Committee

        The compensation committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with the Company's management. Based on this review, the compensation committee recommended to the Company's board of directors that the Compensation Discussion and Analysis be included in this proxy statement.

        By the compensation committee of the board of directors of Genpact Limited.

        Denis Nayden, chair
        J Taylor Crandall
        Steven A. Denning
        Mark Dzialga
        A. Michael Spence

Compensation Committee Interlocks and Insider Participation

        During fiscal 2007, Messrs. Crandall, Denning, Dzialga, Nayden and Spence served as members of our compensation committee. No member of our compensation committee was at any time during fiscal 2007, or formerly, an officer or employee of Genpact or any subsidiary of Genpact. No member of our compensation committee had any relationship with us during fiscal 2007 requiring disclosure under Item 404 of Regulation S-K under the Securities Act of 1933.

        During fiscal 2007, none of our executive officers served as a member of the board of directors or compensation committee (or other committee serving an equivalent function) of any entity that had one or more executive officers serving as a member of our board of directors or compensation committee.

Securities Authorized for Issuance under Equity Compensation Plans

        The following table summarizes, as of December 31, 2007, the number of common shares to be issued upon exercise of outstanding options granted under our 2007 Omnibus Incentive Compensation Plan, the Gecis Global Holdings 2005 Stock Option Plan, the Genpact Global Holdings 2006 Stock Option Plan and the Genpact Global Holdings 2007 Stock Option Plan, the weighted-average exercise price of such options, and the number of shares remaining available for future issuance under the plans for all awards as of December 31, 2007.

Plan Category	Number of Shares to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Shares Remaining Available for Future Issuance Under the Equity Compensation Plan (Excluding Shares in First Column)
Equity compensation plans approved by shareholders	23,583,632	$9.77	9,594,711
Equity compensation plans not approved by shareholders	—	—	—
Total	23,583,632	$9.77	9,594,711

PROPOSAL 2—ADOPTION OF U.S. EMPLOYEE STOCK PURCHASE PLAN AND
INTERNATIONAL EMPLOYEE STOCK PURCHASE PLAN

General

        The shareholders are being asked to approve the adoption of our new U.S. Employee Stock Purchase Plan (the "U.S. Purchase Plan") and the International Employee Stock Purchase Plan (the "International Purchase Plan" and collectively, the "Purchase Plans"), under which an aggregate of 4,200,000 of our common shares will be reserved for issuance. The Purchase Plans were adopted by our board of directors on February 6, 2008, and will become effective upon shareholder approval of this proposal at the annual meeting.

        The Purchase Plans are designed to allow our eligible employees and the eligible employees of our participating subsidiaries (whether now existing or subsequently established) to purchase shares at periodic intervals through their accumulated periodic payroll deductions under the Purchase Plans. Our employees and the employees of our U.S. subsidiaries will participate in the U.S. Purchase Plan. The employees of our non-U.S. subsidiaries will participate in the International Purchase Plan.

        The following is a summary of the principal features of the new Purchase Plans. The summary, however, does not purport to be a complete description of all the provisions of the Purchase Plans and is qualified in its entirety by reference to the complete text of the Purchase Plans attached to this proxy statement as Exhibit A.

Administration

        The Purchase Plans will be administered by the compensation committee of our board of directors. Such committee, as plan administrator, will have full authority to adopt administrative rules and procedures and to interpret the provisions of the Purchase Plans.

Securities Subject to the Purchase Plan

        The number of common shares reserved for issuance in the aggregate under the Purchase Plans will be limited to 4,200,000 shares. The shares issuable under the Purchase Plans may be made available from authorized but unissued common shares or from common shares repurchased by us, including shares repurchased on the open market.

        In the event of any recapitalization, stock split, reverse stock split, split-up or spin-off, reorganization, amalgamation, consolidation, combination, repurchase or exchange of our common shares or other securities of the Company, issuance of warrants or other rights to purchase shares or other securities of the Company, or other similar corporate transaction or event that affects our common shares or as otherwise permitted under Bermuda law appropriate adjustments will be made to (i) the maximum number and class of securities issuable in the aggregate under the Purchase Plans, (ii) the maximum number and class of securities purchasable per participant on any one purchase date, (iii) the maximum number and class of securities purchasable in total by all participants on any one purchase date and (iv) the number and class of securities and the price per share in effect under each outstanding purchase right. Such adjustments will be designed to preclude any dilution or enlargement of benefits under the Purchase Plans or the outstanding purchase rights thereunder.

Offering Periods and Purchase Rights

        Our common shares will be offered under the Purchase Plans through a series of offering periods. The duration of each offering period will set by the compensation committee prior to the start date, but no offering period may have a duration in excess of twenty-four months. Each offering period will itself be comprised of one or more purchase intervals.

        It is expected that the initial offering periods under the Purchase Plans will commence on the first day in September and March each year and end on the last business day in the subsequent August and February each year respectively and each such offering period will be comprised of a single purchase interval. The initial offering period will begin on September 2, 2008, unless the compensation committee designates a later date.

        At the time the participant joins the offering period, he or she will be granted a purchase right to acquire our common shares on the last day of each purchase interval within that offering period. All payroll deductions (or other amounts) collected from the participant for each purchase interval will be automatically applied to the purchase of common shares at the end of that purchase interval, subject to certain limitations summarized below in the section entitled "Special Limitations."

Eligibility and Participation

        Any individual who is employed on a basis under which he or she is regularly expected to work for more than twenty hours per week for more than five months per calendar year in the employ of any participating parent or subsidiary corporation (including any corporation which subsequently becomes such at any time during the term of the Purchase Plans) will be eligible to participate in the Purchase Plans. To the extent required by law, employees of our foreign subsidiaries who are expected to work for less than twenty hours per week or less than five months per calendar year will be allowed to participate in the International Purchase Plan. Eligible employees of the Company and its U.S. subsidiaries will participate in the U.S. Purchase Plan; eligible employees of our non-U.S. subsidiaries will participate in the International Purchase Plan.

        Each individual who is an eligible employee on the start date of any offering period may enter that offering period on such start date.

        As of March 15, 2008, approximately 30,000 employees, including all of our executive officers, were eligible to participate in the Purchase Plans.

Payroll Deductions and Stock Purchases

        Each participant may authorize periodic payroll deductions in any multiple of one percent (up to a maximum of ten percent or such lower percentage set by the compensation committee) of his or her cash earnings to be applied to the acquisition of common shares at six-month intervals. Accordingly, on each such purchase date (the last business day in May and November each year), the payroll deductions of each participant accumulated for the purchase interval ending on that purchase date will automatically be applied to the purchase of whole shares at the purchase price in effect for the participant for that purchase date.

        Payroll deductions made in currency other than U.S. dollars will be converted into such dollars on the date or dates and at the exchange rate determined by the plan administrator prior to the start of the offering period in which those deductions are made.

        For purposes of the Purchase Plan, the cash earnings of each participant will include his or her base salary plus all bonuses, commissions and other incentive-type payments made to such individual in cash.

Purchase Price

        The purchase price of the common shares acquired on each semi-annual purchase date will be fixed by the compensation committee at the start of each offering period and will not be less than eighty-five percent of the lower of (i) the fair market value per common share on the start date of the offering period or (ii) the fair market value on the purchase date. For the initial offering periods, the purchase price will be equal to ninety-five percent of the fair market value per share on the purchase date.

        The fair market value per common share on any particular date under the Purchase Plans will be deemed to be equal to the closing selling price per share on such date on the New York Stock Exchange. On March 14, 2008, the fair market value of our common share determined on such basis was $12.80 per share.

Special Limitations

        The Purchase Plans impose certain limitations upon a participant's rights to acquire common shares, including the following limitations:

  •
  Purchase rights granted to a participant may not permit such individual to purchase more than $25,000 worth of our common shares (valued at the time each purchase right is granted) for each calendar year those purchase rights are outstanding at any time.

  •
  Purchase rights may not be granted to any individual if such individual would, immediately after the grant, own or hold outstanding options or other rights to purchase, shares possessing five percent (5%) or more of the total combined voting power or value of all classes of our outstanding shares or the outstanding shares of any of our affiliates.

  •
  No participant may purchase more than 1,000 shares on any one purchase date.

        The compensation committee will have the discretionary authority to increase or decrease the per participant and to establish total participant purchase limitations as of the start date of any new offering period under the Purchase Plans, with the new limits to be in effect for that offering period and each subsequent offering period until the compensation committee establishes new limitations.

Termination of Purchase Rights

        The participant may withdraw from the Purchase Plans at any time up to the last business day of the purchase interval, and his or her accumulated payroll deductions for that interval will, at the participant's election, either be applied to the purchase of shares on the next scheduled six-month purchase date or be refunded immediately.

        The participant's purchase right will immediately terminate upon his or her cessation of employment or loss of eligible employee status. Any payroll deductions which the participant may have made for the purchase interval in which such cessation of employment or loss of eligibility occurs will be refunded and will not be applied to the purchase of common shares.

Shareholder Rights

        No participant will have any shareholder rights with respect to the shares covered by his or her purchase rights until the shares are actually purchased on the participant's behalf and the participant has become a holder of record of the purchased shares. No adjustment will be made for dividends, distributions or other rights for which the record date is prior to the date of such purchase.

Assignability

        No purchase rights will be assignable or transferable by the participant, and the purchase rights will be exercisable only by the participant.

Change in Control

        Should we be acquired by merger, sale of substantially all of our assets or sale of securities possessing more than fifty percent of the total combined voting power of our outstanding securities, then all outstanding purchase rights will automatically be exercised immediately prior to the effective date of such acquisition. The purchase price will be not less than eighty-five percent of the lower of (i) the fair market value per common share on the start date of the offering period in which the participant is enrolled at the time of such acquisition or (ii) the fair market value per common share immediately prior to such acquisition. The actual percentage purchase price will be equal to the percentage purchase price previously set by the compensation committee for the offering period in which the participant in enrolled at the time the acquisition occurs. The limitation on the maximum number of shares purchasable by each participant (but not the limitation on all participants in total) on any one purchase date will be applicable to any purchase date attributable to such an acquisition.

Share Pro-Ration

        Should the total number of common shares to be purchased pursuant to outstanding purchase rights on any particular date exceed the number of shares then available for issuance in the aggregate under the Purchase Plans, then the plan administrator will make a pro-rata allocation of the available shares on a uniform and nondiscriminatory basis, and the payroll deductions of each participant, to the extent in excess of the aggregate purchase price payable for the shares pro-rated to such individual, will be refunded.

Amendment and Termination

        The Purchase Plans will terminate upon the earliest to occur of (i) the last business day in August 2018, (ii) the date on which all shares available for issuance thereunder are sold pursuant to exercised purchase rights or (iii) the date on which all purchase rights are exercised in connection with a change in control or ownership.

        Our board of directors may amend or suspend the Purchase Plans at the end of any purchase interval. However, the board may not, without shareholder approval, (i) increase the number of shares issuable in the aggregate under the Purchase Plans (except as permissible adjustments in the event of changes to our capitalization), (ii) alter the purchase price formula under the U.S. Purchase Plan so as to reduce the purchase price or (iii) modify the requirements for eligibility to participate in the U.S. Purchase Plan.

New Plan Benefits

        No purchase rights will be granted and no shares will been issued under the Purchase Plans, unless the Purchase Plans are approved by the shareholders at the annual meeting.

U.S. Federal Tax Consequences

        The U.S. Purchase Plan is intended to be an "employee stock purchase plan" within the meaning of Section 423 of the Internal Revenue Code. Under a plan which so qualifies, no taxable income will be recognized by a participant, and no deductions will be allowable to us, upon either the grant or the exercise of the purchase rights. Taxable income will not be recognized until there is a sale or other disposition of the shares acquired under the U.S. Purchase Plan or in the event the participant should die while still owning the purchased shares.

        If the participant sells or otherwise disposes of the purchased shares within two years after the start date of the offering period in which such shares were acquired or within one year after the actual purchase date of those shares, then the participant will recognize ordinary income in the year of sale or disposition equal to the amount by which the fair market value of the shares on the purchase date exceeded the purchase price paid for those shares, and we will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal in amount to such excess.

        If the participant sells or disposes of the purchased shares more than two years after the start date of the offering period in which the shares were acquired and more than one year after the actual purchase date of those shares, then the participant will recognize ordinary income in the year of sale or disposition equal to the lesser of (i) the amount by which the fair market value of the shares on the sale or disposition date exceeded the purchase price paid for those shares or (ii) the excess of the fair market value of the shares on the start date of that offering period over the purchase price which would have been paid for those shares had they been purchased on that start date, and any additional gain upon the disposition will be taxed as a long-term capital gain. We will not be entitled to an income tax deduction with respect to such disposition.

        If the participant still owns the purchased shares at the time of death, the lesser of (i) the amount by which the fair market value of the shares on the date of death exceeds the purchase price or (ii) the excess of the fair market value of the shares on the start date of the offering period in which those shares were acquired over the purchase price which would have been paid for those shares had they been purchased on that start date.

Foreign Taxation

        The income tax consequences to participants in the International Purchase Plan will vary by country. Generally, those participants will be subject to taxation at the time the shares are purchased.

Accounting Treatment

        Pursuant to the accounting principles which are applicable to employee stock purchase plans, the fair value of each purchase right granted under the purchase plan is charged as a direct compensation expense to our reported earnings over the offering period to which that purchase right pertains. The fair value of each such purchase right will be determined as of its grant date. However, the Company will not recognize any charge to its earnings to the extent that the purchase price of the shares is not less than 95% of the fair market value of the shares on the purchase date.

Vote Required

        The affirmative vote of a simple majority of the votes cast is required for approval of the Purchase Plans. Should such shareholder approval not be obtained, then neither the U.S. Purchase Plan nor the International Purchase Plan will be implemented

Recommendation of Board of Directors

        Our board of directors recommends that the shareholders vote FOR the approval of the implementation of the Purchase Plans. The board believes that it is in our best interests to provide our employees with the opportunity to acquire an ownership interest in us through their participation in the Purchase Plans and thereby encourage them to remain in our employ and more closely align their interests with those of the shareholders.

PROPOSAL 3—RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

        Our audit committee has selected the firm of KPMG as our independent registered public accounting firm for the current fiscal year. KPMG has served as our independent registered public accounting firm since October 1, 2004. If this proposal is not approved at our 2008 annual meeting, our audit committee will reconsider its selection of KPMG. Representatives of KPMG are not expected to be present at the annual meeting.

Board Recommendation

        The board of directors believes that the selection of KPMG as our independent registered public accounting firm is in our best interests and the best interests of our shareholders and therefore recommends a vote FOR this proposal.

Independent Registered Public Accounting Firm Fees and Other Matters

        The following table presents the aggregate fees billed for services rendered by KPMG, our independent registered public accounting firm, for the fiscal years ended December 31, 2007 and December 31, 2006.

	Fiscal 2007	Fiscal 2006
	($ In Thousands)
Audit Fees	3,719	1,117
Audit-Related Fees	1,153	1,268
Tax Fees	21	19
All Other Fees	84	271

Total Fees	4,977	2,675

        Audit fees represent fees for services provided in connection with the audit of our consolidated financial statements, review of our interim consolidated financial statements and audit services provided in connection with other statutory or regulatory filings. Audit-related fees consist primarily of assurance and related services. Assurance and related services mainly include issuance of Statement on Auditing Standards No. 70 reports, and due diligence for potential acquisitions. Tax Fees include fees for professional services for tax compliance. All Other Fees include fees for services provided other than the services reported above.

  Audit Committee's Pre-approval Policy and Procedures

        The audit committee has adopted policies and procedures for the pre-approval of audit and non-audit services for the purpose of maintaining the independence of the registered public accounting firm. We may not engage the independent registered public accounting firm to render any audit or non-audit service unless either the service is approved in advance by the audit committee or the engagement to render the service is entered into pursuant to the audit committee's pre-approval policies and procedures. From time to time, the audit committee may pre-approve services that are expected to be provided to Genpact by the independent registered public accounting firm during the following 12 months. Any such pre-approval is detailed as to the particular service or type of services to be provided and is also subject to a maximum dollar amount. At regularly scheduled meetings of the audit committee, management or the independent registered public accounting firm report to the audit committee regarding services actually provided to Genpact.

        During fiscal 2007, no services were provided to Genpact by KPMG other than in accordance with the pre-approval policies and procedures described above.

OTHER MATTERS

        Our board of directors does not know of any other matters that may come before the annual meeting. However, if any other matters are properly presented to the annual meeting, it is the intention of the persons named as proxies to vote, or otherwise act, in accordance with their judgment on such matters.

ELECTRONIC SUBMISSION OF PROXIES FOR VOTING

        If you own your common shares of record, you may submit your proxy to vote your shares over the Internet at www.investorvote.com/G by following the instructions on the enclosed proxy card. Proxies submitted over the Internet must be received by 1:00 a.m. Eastern Daylight Time on May 1, 2008.

        If the shares you own are held in "street name" by a bank or brokerage firm, your bank or brokerage firm will provide a vote instruction form to you with this proxy statement, which you may use to direct how your shares will be voted. Many banks and brokerage firms also offer the option of submitting your proxy to vote over the Internet or by telephone, instructions for which would be provided by your bank or brokerage firm on your vote instruction form.

        Management hopes that shareholders will attend the meeting. Whether or not you plan to attend, you are urged to complete, date, sign and return the enclosed proxy card in the accompanying postage-prepaid envelope (or submit your proxy to vote your shares over the Internet). A prompt response will greatly facilitate arrangements for the meeting and your cooperation will be appreciated. Shareholders who attend the meeting may vote their shares personally even though they have sent in their proxies.

Exhibit A

GENPACT LIMITED

INTERNATIONAL EMPLOYEE STOCK PURCHASE PLAN

I.     PURPOSE OF THE PLAN

        This International Employee Stock Purchase Plan is intended to promote the interests of Genpact Limited, a Bermuda limited exempted company, by providing eligible employees of its Foreign Subsidiaries with the opportunity to acquire a proprietary interest in the Company through participation in a payroll deduction-based employee stock purchase plan.

        Capitalized terms herein shall have the meanings assigned to such terms in the attached Appendix.

II.    ADMINISTRATION OF THE PLAN

        The Compensation Committee is hereby appointed by the Board to serve as Plan Administrator and shall in that capacity have full authority to interpret and construe any provision of the Plan and to adopt such rules and regulations for administering the Plan as it may deem necessary in order to comply with the requirements of applicable law. Decisions of the Plan Administrator shall be final and binding on all parties having an interest in the Plan.

III.  STOCK SUBJECT TO PLAN

        A.    The stock purchasable under the Plan shall be authorized but unissued or reacquired Shares, including Shares purchased on the open market. The number of Shares reserved for issuance in the aggregate over the term of the Plan and the U.S. Plan shall be limited to 4,200,000 Shares.

        B.    In the event of any recapitalization, stock split, reverse stock split, split-up or spin-off, reorganization, amalgamation, consolidation, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event that affects the Shares or as otherwise permitted under Bermuda law, the Plan Administrator shall adjust (i) the maximum number and class of securities issuable in the aggregate under the Plan and the U.S. Plan, (ii) the maximum number and class of securities purchasable per Participant on any one Purchase Date, (iii) the maximum number and class of securities purchasable in total by all Participants in the aggregate under the Plan and the U.S. Plan on any one Purchase Date and (iv) the number and class of securities and the price per share in effect under each outstanding purchase right in order to prevent the dilution or enlargement of benefits thereunder.

IV.    OFFERING PERIODS

        A.    Shares shall be offered for purchase under the Plan through a series of offering periods until such time as (i) the maximum number of Shares available for issuance under the Plan shall have been purchased or (ii) the Plan shall have been sooner terminated.

        B.    Each offering period shall be of such duration (not to exceed twenty-four (24) months) as determined by the Plan Administrator prior to the start date of such offering period. Until such time as the Plan Administrator specifies otherwise, offering periods shall commence on the first business day in March and September each year and shall end on the last business day in the subsequent August and February each year respectively. The initial offering period shall commence on the Effective Date and shall terminate on the last business day in February 2009.

        C.    Each offering period shall consist of a series of one or more successive Purchase Intervals. Until such time as the Plan Administrator specifies otherwise, each offering period shall comprise of one Purchase Interval.

V.     ELIGIBILITY

        A.    Each individual who is an Eligible Employee on the start date of any offering period under the Plan may enter that offering period on such start date or on the start date of any subsequent Purchase Interval within that offering period, provided he or she remains an Eligible Employee. Each individual who first becomes an Eligible Employee after the start date of an offering period may enter that offering period on the start date of any subsequent Purchase Interval within that offering period on which he or she is an Eligible Employee.

        B.    Each Foreign Subsidiary listed in attached Schedule A shall be a participating Foreign Subsidiary in this Plan, effective as of the Effective Date. Each corporation that becomes a Foreign Subsidiary at any time thereafter shall automatically become a participating corporation in the Plan effective as of the start date of the offering period coincident with or next following the date on which it becomes such a subsidiary

        C.    The date an individual enters an offering period shall be designated his or her Entry Date for purposes of that offering period.

        D.    An Eligible Employee must, in order to participate in the Plan for a particular offering period, complete the enrollment forms prescribed by the Plan Administrator (including a stock purchase agreement and a payroll deduction authorization) and file such forms with the Plan Administrator (or its designate) on or before his or her scheduled Entry Date. The enrollment forms filed by a Participant for a particular offering period shall continue in effect for each subsequent offering period unless the Participant files new enrollment forms on or before the start date of any subsequent offering period or withdraws from the Plan.

VI.   PAYROLL DEDUCTIONS

        A.    Except to the extent otherwise determined by the Plan Administrator, payment for Shares purchased under the Plan shall be effected by means of the Participant's authorized payroll deduction.

        B.    The payroll deduction authorized by the Participant for purposes of acquiring Shares during an offering period may be any multiple of one percent (1%) of the Cash Earnings paid to the Participant during each Purchase Interval within that offering period, up to a maximum of ten percent (10%) or such lesser percentage as may be specified by the Plan Administrator prior to the start date of such offering period. The deduction rate so authorized shall continue in effect throughout the offering period, except to the extent such rate is changed in accordance with the following guidelines:

          (i)    The Participant may, at any time during the offering period, reduce his or her rate of payroll deduction to become effective as soon as possible after filing the appropriate form with the Plan Administrator. The Participant may not, however, effect more than one (1) such reduction per Purchase Interval.

          (ii)   The Participant may, prior to the commencement of any new Purchase Interval within the offering period, increase the rate of his or her payroll deduction by filing the appropriate form with the Plan Administrator. The new rate (which may not exceed the maximum payroll deduction percentage in effect for that offering period) shall become effective on the start date of the first Purchase Interval following the filing of such form.

        C.    Payroll deductions shall begin on the first pay day administratively feasible following the Participant's Entry Date and shall (unless sooner terminated by the Participant) continue through the pay day ending with or immediately prior to the last day of that offering period. The amounts so collected shall be credited to the Participant's book account under the Plan but, except to the extent otherwise required by applicable law, no interest shall be paid on the balance from time to time outstanding in such account. Except to the extent otherwise required by applicable law, the amounts collected from the Participant shall not be required to be held in any segregated account or trust fund and may be commingled with the general assets of the Company and used for general corporate purposes. Payroll deductions collected in a currency other than U.S. Dollars shall be converted into U.S. Dollars on the last day of the Purchase Interval in which collected, with such conversion to be based on the exchange rate determined by the Plan Administrator it its sole discretion. Any changes or fluctuations in the exchange rate at which the payroll deductions collected on the Participant's behalf are converted into U.S. Dollars on each Purchase Date shall be borne solely by the Participant.

        D.    Payroll deductions shall automatically cease upon the termination of the Participant's purchase right in accordance with the provisions of the Plan.

        E.    Subject to Section VIII, the Participant's acquisition of Shares under the Plan on any Purchase Date shall neither limit nor require the Participant's acquisition of Shares on any subsequent Purchase Date, whether within the same or a different offering period.

VII. PURCHASE RIGHTS

        A.    Grant of Purchase Rights.    A Participant shall be granted a separate purchase right for each offering period in which he or she is enrolled. The purchase right shall be granted on the Participant's Entry Date and shall provide the Participant with the right to purchase Shares, in a series of successive installments during that offering period, upon the terms set forth below. The Participant shall execute a stock purchase agreement embodying such terms and such other provisions (not inconsistent with the Plan) as the Plan Administrator may deem advisable.

        Under no circumstances shall purchase rights be granted under the Plan to any Eligible Employee if such individual would, immediately after the grant, own (within the meaning of Code Section 424(d)) or hold outstanding options or other rights to purchase, stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any Affiliate.

        B.    Exercise of the Purchase Right.    Each purchase right shall be automatically exercised in installments on each successive Purchase Date within the offering period, and Shares shall accordingly be purchased on behalf of each Participant on each such Purchase Date. The purchase shall be effected by applying the Participant's payroll deductions (as converted into U.S. Dollars) for the Purchase Interval ending on such Purchase Date to the purchase of whole Shares at the purchase price in effect for the Participant for that Purchase Date.

        C.    Purchase Price.    The U.S. Dollar purchase price per share at which Shares will be purchased on the Participant's behalf on each Purchase Date within the particular offering period in which he or she is enrolled shall be determined by the Plan Administrator at the start of each offering period and shall not be less than eighty-five percent (85%) of the lower of (i) the Fair Market Value per Share on the Participant's Entry Date or (ii) the Fair Market Value per Share on that Purchase Date. Until such time as otherwise determined by the Plan Administrator, the purchase price per share at which Shares will be purchased on each Purchase Date shall be ninety-five percent (95%) of the Fair Market Value per Share on that Purchase Date.

        D.    Number of Purchasable Shares.    The number of Shares purchasable by a Participant on each Purchase Date during the particular offering period in which he or she is enrolled shall be the number of whole shares obtained by dividing the amount collected from the Participant through payroll deductions during the Purchase Interval ending with that Purchase Date by the purchase price in effect for the Participant for that Purchase Date. However, the maximum number of Shares purchasable per

Participant on any one Purchase Date shall not exceed 1,000 shares, subject to periodic adjustments in the event of certain changes in the Company's capitalization. However, the Plan Administrator shall have the discretionary authority, exercisable prior to the start of any offering period under the Plan, to increase or decrease the limitation to be in effect for the number of shares purchasable per Participant on each Purchase Date which occurs during that offering period and to establish the maximum number of Shares purchasable in total by all Participants enrolled in that particular offering period on each such Purchase Date.

        E.    Excess Payroll Deductions.    Any payroll deductions not applied to the purchase of Shares on any Purchase Date because they are not sufficient to purchase a whole Share shall be held for the purchase of shares on the next Purchase Date. However, any payroll deductions not applied to the purchase of Shares by reason of the limitation on the maximum number of Shares purchasable per Participant or in total by all Participants on the Purchase Date shall be promptly refunded.

        F.     Suspension of Payroll Deductions.    In the event that a Participant is, by reason of the accrual limitations in Article VIII, precluded from purchasing additional Shares on one or more Purchase Dates during the offering period in which he or she is enrolled, then no further payroll deductions shall be collected from such Participant with respect to those Purchase Dates. The suspension of such deductions shall not terminate the Participant's purchase right for the offering period in which he or she is enrolled, and payroll deductions shall automatically resume on behalf of such Participant once he or she is again able to purchase shares during that offering period in compliance with the accrual limitations of Article VIII. All refunds shall be in the currency in which paid by the Foreign Subsidiary.

        G.    Withdrawal from Offering Period.    The following provisions shall govern the Participant's withdrawal from an offering period:

          (i)    A Participant may withdraw from the offering period in which he or she is enrolled at any time prior to the next scheduled Purchase Date by filing the appropriate form with the Plan Administrator (or its designate), and no further payroll deductions shall be collected from the Participant with respect to that offering period. Any payroll deductions collected during the Purchase Interval in which such withdrawal occurs shall, at the Participant's election, be immediately refunded (in the currency in which paid by the Foreign Subsidiary) or held for the purchase of shares on the next Purchase Date. If no such election is made at the time of such withdrawal, then the payroll deductions collected from the Participant during the Purchase Interval in which such withdrawal occurs shall be refunded as soon as possible.

          (ii)   The Participant's withdrawal from a particular offering period shall be irrevocable, and the Participant may not subsequently rejoin that offering period at a later date. In order to resume participation in any subsequent offering period, such individual must re-enroll in the Plan (by making a timely filing of the prescribed enrollment forms) on or before his or her scheduled Entry Date into that Purchase Interval.

        H.    Termination of Purchase Right.    The following provisions shall govern the termination of outstanding purchase rights:

          (i)    Should the Participant cease to remain an Eligible Employee for any reason (including death, disability or change in status) while his or her purchase right remains outstanding, then that purchase right shall immediately terminate, and all of the Participant's payroll deductions for the Purchase Interval in which the purchase right so terminates shall be immediately refunded in the currency in which paid by the Foreign Subsidiary.

          (ii)   However, should the Participant cease to remain in active service by reason of an approved unpaid leave of absence, then the Participant shall have the right, exercisable up until the last business day of the Purchase Interval in which such leave commences, to (a) withdraw all the payroll deductions collected to date on his or her behalf for that Purchase Interval to be paid in the same currency in which paid by the Foreign Subsidiary or (b) have such funds held for the purchase of shares on his or her behalf on the next scheduled Purchase Date. In no event, however, shall any further payroll deductions be collected on the Participant's behalf during such leave. Upon the Participant's return to active service (x) within three (3) months following the commencement of such leave or (y) prior to the expiration of any longer period for which such Participant's right to reemployment with the Company is guaranteed by statute or contract, his or her payroll deductions under the Plan shall automatically resume at the rate in effect at the time the leave began, unless the Participant withdraws from the Plan prior to his or her return. An individual who returns to active employment following a leave of absence that exceeds in duration the applicable (x) or (y) time period will be treated as a new Employee for purposes of subsequent participation in the Plan and must accordingly re-enroll in the Plan (by making a timely filing of the prescribed enrollment forms) on or before his or her scheduled Entry Date into the offering period.

        I.     Change of Control.    Each outstanding purchase right shall automatically be exercised, immediately prior to the effective date of any Change of Control, by applying the payroll deductions of each Participant for the Purchase Interval in which such Change of Control occurs to the purchase of whole Shares at a purchase price per share not less than eighty-five percent (85%) of the lower of (i) the Fair Market Value per Share on the Participant's Entry Date into the offering period in which such individual is enrolled at the time of such Change of Control or (ii) the Fair Market Value per Share immediately prior to the effective date of such Change of Control. The actual percentage purchase price shall be equal to the percentage price in effect under Article VII.C for the offering period in which the Participant is enrolled at the time of such Change of Control. For this purpose, payroll deductions shall be converted from the currency in which paid by the Foreign Subsidiary into U.S. Dollars on the exchange rate in effect on the purchase date. However, any applicable limitation on the number of Shares purchasable per Participant shall continue to apply to any such purchase, but not the limitation applicable to the maximum number of Shares purchasable in total by all Participants on any one Purchase Date.

        The Company shall use its best efforts to provide at least ten (10) days' prior written notice of the occurrence of any Change of Control to all Participants, and the Participants shall, following the receipt of such notice, have the right to terminate their outstanding purchase rights prior to the effective date of the Change of Control.

        J.     Proration of Purchase Rights.    Should the total number of Shares to be purchased pursuant to outstanding purchase rights on any particular date exceed the number of shares then available for issuance in the aggregate under the Plan and the U.S. Plan, the Plan Administrator shall make a pro-rata allocation of the available shares on a uniform and nondiscriminatory basis, and the payroll deductions of each Participant, to the extent in excess of the aggregate purchase price payable for the Shares pro-rated to such individual, shall be refunded.

        K.    ESPP Brokerage Account.    The Plan Administrator may require that the Shares purchased on behalf of each Participant shall be deposited directly into a brokerage account which the Company shall establish for the Participant at a Company-designated brokerage firm. The account will be known as the ESPP Brokerage Account. The following policies and procedures shall be in place for any shares deposited into the Participant's ESPP Broker Account until those shares have been held for the requisite period necessary to avoid a disqualifying disposition under the federal tax laws. Accordingly, the shares must be held in the ESPP Brokerage Account until the later of the following two periods: (i) the end of the two (2)-year period measured from the start date of the offering period in which the shares were purchased and (ii) the end of the one (1)-year measured from the actual purchase date of those shares.

        The deposited shares shall not be transferable (either electronically or in certificate form) from the ESPP Brokerage Account until the required holding period for those shares is satisfied. Such limitation shall apply both to transfers to different accounts with the same ESPP broker and to transfers to other brokerage firms. Any shares held for the required holding period may be transferred (either electronically or in certificate form) to other accounts or to other brokerage firms.

        The foregoing procedures shall not in any way limit when the Participant may sell his or her shares.    Those procedures are designed solely to assure that any sale of shares prior to the satisfaction of the required holding period is made through the ESPP Brokerage Account. In addition, the Participant may request a stock certificate or share transfer from his or her ESPP Brokerage Account prior to the satisfaction of the required holding period should the Participant wish to make a gift of any shares held in that account. However, Shares may not be transferred (either electronically or in certificate form) from the ESPP Brokerage Account for use as collateral for a loan, unless those shares have been held for the required holding period.

        To the extent the Plan Administrator requires that Shares be deposited in the ESPP Brokerage Account, the foregoing procedures shall apply to all Shares purchased by the Participant under the Plan, whether or not the Participant continues in employee status.

        L.    Assignability.    The purchase right shall be exercisable only by the Participant and shall not be assignable or transferable by the Participant.

        M.   Shareholder Rights.    A Participant shall have no shareholder rights with respect to the Shares subject to his or her outstanding purchase right until the Shares are purchased on the Participant's behalf in accordance with the provisions of the Plan and the Participant has become a holder of record of the purchased Shares.

VIII.  ACCRUAL LIMITATIONS

        A.    No Participant shall be entitled to accrue rights to acquire Shares pursuant to any purchase right outstanding under the Plan if and to the extent such accrual, when aggregated with (i) rights to purchase Shares accrued under any other purchase right granted under the Plan and (ii) similar rights accrued under other employee stock purchase plans (within the meaning of Code Section 423)) of the Company or any Affiliate, would otherwise permit such Participant to purchase more than Twenty-Five Thousand U.S. Dollars (U.S. $25,000.00) worth of stock of the Company or any Affiliate (determined on the basis of the Fair Market Value per share on the date or dates such rights are granted) for each calendar year such rights are at any time outstanding.

        B.    For purposes of applying such accrual limitations to the purchase rights granted under the Plan, the following provisions shall be in effect:

          (i)    The right to acquire Shares under each outstanding purchase right shall accrue in a series of installments on each successive Purchase Date during the offering period in which such right remains outstanding.

          (ii)   No right to acquire Shares under any outstanding purchase right shall accrue to the extent the Participant has already accrued in the same calendar year the right to acquire shares under one or more other purchase rights at a rate equal to Twenty-Five Thousand U.S. Dollars (U.S. $25,000.00) worth of Shares (determined on the basis of the Fair Market Value per Share on the date or dates of grant) for each calendar year such rights were at any time outstanding.

        C.    If by reason of such accrual limitations, any purchase right of a Participant does not accrue for a particular Purchase Interval, then the payroll deductions that the Participant made during that Purchase Interval with respect to such purchase right shall be promptly refunded.

        D.    In the event there is any conflict between the provisions of this Article and one or more provisions of the Plan or any instrument issued thereunder, the provisions of this Article shall be controlling.

IX.   EFFECTIVE DATE AND TERM OF THE PLAN

        A.    The Plan was adopted by the Board on February 6, 2008, and shall become effective on the Effective Date provided (i) the Plan shall have been approved by the shareholders of the Company at the 2008 Annual Meeting and (ii) the Company shall have complied with all applicable requirements of the 1933 Act (including the registration of the Shares issuable under the Plan on a Form S-8 registration statement filed with the Securities and Exchange Commission), all applicable listing requirements of any stock exchange on which the Shares are listed for trading and all other applicable requirements established by law or regulation.

        B.    Unless sooner terminated by the Board, the Plan shall terminate upon the earliest of (i) the last business day in August 2018, (ii) the date on which all Shares available for issuance in the aggregate under the Plan and the U.S. Plan shall have been sold pursuant to purchase rights exercised under the Plan and the U.S. Plan or (iii) the date on which all purchase rights are exercised in connection with a Change of Control. No further purchase rights shall be granted or exercised, and no further payroll deductions shall be collected, under the Plan following such termination.

X.    AMENDMENT OF THE PLAN

        A.    The Board may alter, amend, suspend or terminate the Plan at any time to become effective immediately following the close of any Purchase Interval. However, the Plan may be amended or terminated immediately upon Board action, if and to the extent necessary to assure that the Company will not recognize, for financial reporting purposes, any compensation expense in connection with the Shares offered for purchase under the Plan, should the financial accounting rules applicable to the Plan on the Effective Date be subsequently revised so as to require the Company to recognize compensation expense in the absence of such amendment or termination.

        B.    In no event may the Board increase the number of Shares issuable in the aggregate under the Plan and the U.S. Plan without the approval of the Company's shareholders, except for permissible adjustments in the event of certain changes in the Company's capitalization.

XI.   GENERAL PROVISIONS

        A.    All costs and expenses incurred in the administration of the Plan shall be paid by the Company; however, each Plan Participant shall bear all costs and expenses incurred by such individual in the sale or other disposition of any shares purchased under the Plan.

        B.    Nothing in the Plan shall confer upon the Participant any right to continue in the employ of the Company or any Foreign Subsidiary for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Foreign Subsidiary employing such person) or of the Participant, which rights are hereby expressly reserved by each, to terminate such person's employment at any time for any reason, with or without cause.

        C.    The provisions of the Plan shall be governed by the laws of the State of New York without resort to that State's conflict-of-laws rules.

Schedule A

Corporations Participating in
International Employee Stock Purchase Plan
As of the Effective Date

Name:	Jurisdiction of Incorporation:
Genpact Hungary Kft	Hungary
Genpact Hungary Process Szolgaltató Kft.	Hungary
Axis Risk Consulting Services Pvt. Ltd.	India
Genpact India	India
Genpact Japan KK	Japan
EDM de Mexico S de RL de CV	Mexico
EDM Servicios Administrativos S de RL de CV	Mexico
EDM S de RL de CV	Mexico
Genpact Netherlands B.V.	Netherlands
Genpact Consulting Services B.V.	Netherlands
Genpact Resourcing Services B.V.	Netherlands
ICE Consulting Services VOF	Netherlands
Genpact B B.V.	Netherlands
Genpact Poland Sp. Z O.O.	Poland
Genpact Romania Srl	Romania
Genpact Business Communication Experts S.L.	Spain
Genpact Strategy Consultants S.L.	Spain
Genpact (UK) Ltd.	United Kingdom

APPENDIX

        The following definitions shall be in effect under the Plan:

        A.    Affiliate shall mean any parent or subsidiary corporation of the Company (as determined in accordance with Code Section 424), whether now existing or subsequently established.

        B.    Board shall mean the Company's Board of Directors.

        C.    Cash Earnings shall mean (i) the regular base salary paid to a Participant by one or more Participating Companies during such individual's period of participation in one or more offering periods under the Plan and (ii) such additional items of compensation as the Plan Administrator may deem appropriate.

        D.    Change of Control shall mean the occurrence of any of the following events:

          (i)    the consummation of (A) an amalgamation, consolidation, statutory share exchange, reorganization, recapitalization, tender offer or similar form of corporate transaction involving (x) the Company or (y) any of its Subsidiaries, but in the case of this clause (y) only if Company Voting Securities (as defined below) are issued or issuable in connection with such transaction (each of the transactions referred to in this clause (A), being hereinafter referred to as a "Reorganization") or (B) a sale or other disposition of all or substantially all the assets of the Company (a "Sale"), unless, immediately following such Reorganization or Sale, (1) all or substantially all the individuals and entities who were the "beneficial owners" (as such term is defined in Rule 13d-3 under the Exchange Act (or a successor rule thereto)) of the Company's common shares or other securities eligible to vote for the election of the Board outstanding immediately prior to the consummation of such Reorganization or Sale (such securities, the "Company Voting Securities") beneficially own, directly or indirectly, more than 50% of the combined voting power of the then outstanding voting securities of the corporation or other entity resulting from such Reorganization or Sale (including a corporation or other entity that, as a result of such transaction, owns the Company or all or substantially all the Company's assets either directly or through one or more subsidiaries) (the "Continuing Entity") in substantially the same proportions as their ownership, immediately prior to the consummation of such Reorganization or Sale, of the outstanding Company Voting Securities (excluding any outstanding voting securities of the Continuing Entity that such beneficial owners hold immediately following the consummation of such Reorganization or Sale as a result of their ownership prior to such consummation of voting securities of any corporation or other entity involved in or forming part of such Reorganization or Sale other than the Company or a Subsidiary), (2) no person (as such term is defined in Section 13(d) of the Exchange Act but excluding (X) any employee benefit plan (or related trust) sponsored or maintained by the Continuing Entity or any corporation or other entity controlled by the Continuing Entity and (Y) any Specified Shareholder) beneficially owns, directly or indirectly, 25% or more of the combined voting power of the then outstanding voting securities of the Continuing Entity and (3) at least a majority of the members of the board of directors or other governing body of the Continuing Entity were members of such board or other governing body during the 24 consecutive month period preceding the time of the execution of the definitive agreement providing for such Reorganization or Sale or, in the absence of such an agreement, the time at which approval of the Board was obtained for such Reorganization or Sale;

          (ii)   the shareholders of the Company approve a voluntary plan of liquidation, winding up or dissolution of the Company, unless such liquidation, winding up or dissolution is part of a transaction or series of transactions described in paragraph (i) above that does not otherwise constitute a Change of Control; or

          (iii)  any person (as such term is defined in Section 13(d) of the Exchange Act), corporation or other entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act)

  other than any Specified Shareholder becomes the beneficial owner, directly or indirectly, of securities of the Company representing a percentage of the combined voting power of the Company Voting Securities that is equal to or greater than 25%; provided, however, that for purposes of this subparagraph (iv) (and not for purposes of subparagraphs (i) through (iii) above), the following acquisitions shall not constitute a Change in Control: (A) any acquisition by the Company or any Subsidiary, (B) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary, (C) any acquisition by an underwriter temporarily holding such Company Voting Securities pursuant to an offering of such securities, (D) any acquisition pursuant to a Reorganization or Sale that does not constitute a Change in Control for purposes of subparagraph (ii) above or (E) any acquisition directly from the Company.

        E.    Code shall mean the Internal Revenue Code of 1986, as amended.

        F.     Company shall mean Genpact Limited, a Bermuda limited exempted company, and any corporate successor to all or substantially all of the assets or voting stock of Genpact Limited that shall by appropriate action adopt the Plan.

        G.    Compensation Committee shall mean the Compensation Committee of the Board.

        H.    Effective Date shall mean September 2, 2008.

        I.     Eligible Employee shall mean any person who is employed by a Foreign Subsidiary and, unless otherwise mandated by local law, such person is employed on a basis under which he or she is regularly expected to render more than twenty (20) hours of service per week for more than five (5) months per calendar year for earnings considered wages under Code Section 3401 (a).

        J.     Entry Date shall mean the date an Eligible Employee first commences participating in the offering period in effect under the Plan. The earliest Entry Date under the Plan shall be the Effective Date.

        K.    Exchange Act shall mean the Securities Exchange Act of 1934, as amended, or any successor statute thereto.

        L.    Fair Market Value per Share on any relevant date shall mean (i) the closing per share sales price of the Shares (A) as reported by the NYSE for such date or (B) if the Shares are listed on any other national stock exchange, as reported on the stock exchange composite tape for securities traded on such stock exchange for such date or, with respect to each of clauses (A) and (B), if there were no sales on such date, on the closest preceding date on which there were sales of Shares or (ii) in the event there shall be no public market for the Shares on such date, the fair market value of the Shares as determined in good faith by the Plan Administrator.

        M.   Foreign Subsidiary shall mean any Affiliate with non-U.S. employees as may be authorized from time to time by the Board to extend the benefits of the Plan to its Eligible Employees, provided the offer of the Plan to such employees is permitted under local law. The Foreign Subsidiaries participating in the Plan as of the Effective Date are listed in attached Schedule A.

        N.    1933 Act shall mean the Securities Act of 1933, as amended.

        O.    Participant shall mean any Eligible Employee of a Foreign Subsidiary who is actively participating in the Plan.

        P.     Plan shall mean the Company's International Employee Stock Purchase Plan, as set forth in this document.

        Q.    Plan Administrator shall mean the Compensation Committee acting in its administrative capacity under the Plan.

        R.    Purchase Date shall mean the last business day of each Purchase Interval.

        S.     Purchase Interval shall mean each successive six (6)-month period within a particular offering period at the end of which there shall be purchased Shares on behalf of each Participant.

        T.     Shares shall mean the common shares of the Company, $0.01 par value per share.

        U.    Specified Shareholder shall mean each of General Atlantic Partners (Bermuda) L.P., Oak Hill Capital Partners (Bermuda) L.P., GE Capital International (Mauritius), any entity that directly or indirectly, through one or more intermediaries, controls, is controlled by or is under the common control of any one or more of the foregoing and any successor entity to any one or more of the foregoing.

        V.     Stock Exchange shall mean either the American Stock Exchange or the New York Stock Exchange.

        W.    Subsidiary shall mean a body corporate which is a subsidiary of the Company (within the meaning of Section 86 of the Companies Act 1981 (Bermuda), as amended).

        X.    U.S. Plan shall mean the Genpact Limited U.S. Employee Stock Purchase Plan.

GENPACT LIMITED

U.S. EMPLOYEE STOCK PURCHASE PLAN

XII. PURPOSE OF THE PLAN

        This U.S. Employee Stock Purchase Plan is intended to promote the interests of Genpact Limited, a Bermuda limited exempted company, by providing eligible employees with the opportunity to acquire a proprietary interest in the Company through participation in a payroll deduction-based employee stock purchase plan designed to qualify under Section 423 of the Code.

        Capitalized terms herein shall have the meanings assigned to such terms in the attached Appendix.

XIII.  ADMINISTRATION OF THE PLAN

        The Compensation Committee is hereby appointed by the Board to serve as Plan Administrator and shall in that capacity have full authority to interpret and construe any provision of the Plan and to adopt such rules and regulations for administering the Plan as it may deem necessary in order to comply with the requirements of Code Section 423. Decisions of the Plan Administrator shall be final and binding on all parties having an interest in the Plan.

XIV. STOCK SUBJECT TO PLAN

        A.    The stock purchasable under the Plan shall be authorized but unissued or reacquired Shares, including Shares purchased on the open market. The number of Shares reserved for issuance in the aggregate over the term of the Plan and the International Plan shall be limited to 4,200,000 Shares.

        B.    In the event of any recapitalization, stock split, reverse stock split, split-up or spin-off, reorganization, amalgamation, consolidation, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event that affects the Shares or as otherwise permitted under Bermuda law, the Plan Administrator shall adjust (i) the maximum number and class of securities issuable in the aggregate under the Plan and the International Plan, (ii) the maximum number and class of securities purchasable per Participant on any one Purchase Date, (iii) the maximum number and class of securities purchasable in total by all Participants in the aggregate under the Plan and the International Plan on any one Purchase Date and (iv) the number and class of securities and the price per share in effect under each outstanding purchase right in order to prevent the dilution or enlargement of benefits thereunder.

XV.  OFFERING PERIODS

        A.    Shares shall be offered for purchase under the Plan through a series of offering periods until such time as (i) the maximum number of Shares available for issuance under the Plan shall have been purchased or (ii) the Plan shall have been sooner terminated.

        B.    Each offering period shall be of such duration (not to exceed twenty-four (24) months) as determined by the Plan Administrator prior to the start date of such offering period. Until such time as the Plan Administrator specifies otherwise, offering periods shall commence on the first business day in March and September each year and shall end on the last business day in the subsequent August and February each year respectively. The initial offering period shall commence on the Effective Date and shall terminate on the last business day in February 2009.

        C.    Each offering period shall consist of a series of one or more successive Purchase Intervals. Until such time as the Plan Administrator specifies otherwise, each offering period shall comprise of one Purchase Interval.

XVI.  ELIGIBILITY

        A.    Each individual who is an Eligible Employee on the start date of any offering period under the Plan may enter that offering period on such start date or on the start date of any subsequent Purchase Interval within that offering period, provided he or she remains an Eligible Employee. Each individual who first becomes an Eligible Employee after the start date of an offering period may enter that offering period on the start date of any subsequent Purchase Interval within that offering period on which he or she is an Eligible Employee.

        B.    Each Affiliate listed in attached Schedule A shall be a participating Company in this Plan, effective as of the Effective Date. Each corporation that becomes an Affiliate at any time thereafter shall automatically become a participating Company in the Plan effective as of the start date of the offering period coincident with or next following the date on which it becomes such an Affiliate.

        C.    The date an individual enters an offering period shall be designated his or her Entry Date for purposes of that offering period.

        D.    An Eligible Employee must, in order to participate in the Plan for a particular offering period, complete the enrollment forms prescribed by the Plan Administrator (including a stock purchase agreement and a payroll deduction authorization) and file such forms with the Plan Administrator (or its designate) on or before his or her scheduled Entry Date. The enrollment forms filed by a Participant for a particular offering period shall continue in effect for each subsequent offering period unless the Participant files new enrollment forms on or before the start date of any subsequent offering period or withdraws from the Plan.

XVII.  PAYROLL DEDUCTIONS

        A.    The payroll deduction authorized by the Participant for purposes of acquiring Shares during an offering period may be any multiple of one percent (1%) of the Cash Earnings paid to the Participant during each Purchase Interval within that offering period, up to a maximum of ten percent (10%) or such lesser percentage as may be specified by the Plan Administrator prior to the start date of such offering period. The deduction rate so authorized shall continue in effect throughout the offering period, except to the extent such rate is changed in accordance with the following guidelines:

          (i)    The Participant may, at any time during the offering period, reduce his or her rate of payroll deduction to become effective as soon as possible after filing the appropriate form with the Plan Administrator. The Participant may not, however, effect more than one (1) such reduction per Purchase Interval.

          (ii)   The Participant may, prior to the commencement of any new Purchase Interval within the offering period, increase the rate of his or her payroll deduction by filing the appropriate form with the Plan Administrator. The new rate (which may not exceed the maximum payroll deduction percentage in effect for that offering period) shall become effective on the start date of the first Purchase Interval following the filing of such form.

        B.    Payroll deductions shall begin on the first pay day administratively feasible following the Participant's Entry Date and shall (unless sooner terminated by the Participant) continue through the pay day ending with or immediately prior to the last day of that offering period. The amounts so collected shall be credited to the Participant's book account under the Plan, but no interest shall be paid on the balance from time to time outstanding in such account. The amounts collected from the Participant shall not be required to be held in any segregated account or trust fund and may be commingled with the general assets of the Company and used for general corporate purposes. Payroll deductions collected in a currency other than U.S. Dollars shall be converted into U.S. Dollars on the last day of the Purchase Interval in which collected, with such conversion to be based on the exchange rate determined by the Plan Administrator it its sole discretion.

        C.    Payroll deductions shall automatically cease upon the termination of the Participant's purchase right in accordance with the provisions of the Plan.

        D.    Subject to Section VIII, the Participant's acquisition of Shares under the Plan on any Purchase Date shall neither limit nor require the Participant's acquisition of Shares on any subsequent Purchase Date, whether within the same or a different offering period.

XVIII.  PURCHASE RIGHTS

        A.    Grant of Purchase Rights.    A Participant shall be granted a separate purchase right for each offering period in which he or she is enrolled. The purchase right shall be granted on the Participant's Entry Date and shall provide the Participant with the right to purchase Shares, in a series of successive installments during that offering period, upon the terms set forth below. The Participant shall execute a stock purchase agreement embodying such terms and such other provisions (not inconsistent with the Plan) as the Plan Administrator may deem advisable.

        Under no circumstances shall purchase rights be granted under the Plan to any Eligible Employee if such individual would, immediately after the grant, own (within the meaning of Code Section 424(d)) or hold outstanding options or other rights to purchase, stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any Affiliate.

        B.    Exercise of the Purchase Right.    Each purchase right shall be automatically exercised in installments on each successive Purchase Date within the offering period, and Shares shall accordingly be purchased on behalf of each Participant on each such Purchase Date. The purchase shall be effected by applying the Participant's payroll deductions for the Purchase Interval ending on such Purchase Date to the purchase of whole Shares at the purchase price in effect for the Participant for that Purchase Date.

        C.    Purchase Price.    The purchase price per share at which Shares will be purchased on the Participant's behalf on each Purchase Date within the particular offering period in which he or she is enrolled shall be determined by the Plan Administrator at the start of each offering period and shall not be less than eighty-five percent (85%) of the lower of (i) the Fair Market Value per Share on the Participant's Entry Date or (ii) the Fair Market Value per Share on that Purchase Date. Until such time as otherwise determined by the Plan Administrator, the purchase price per share at which Shares will be purchased on each Purchase Date shall be ninety-five percent (95%) of the Fair Market Value per Share on that Purchase Date.

        D.    Number of Purchasable Shares.    The number of Shares purchasable by a Participant on each Purchase Date during the particular offering period in which he or she is enrolled shall be the number of whole shares obtained by dividing the amount collected from the Participant through payroll deductions during the Purchase Interval ending with that Purchase Date by the purchase price in effect for the Participant for that Purchase Date. However, the maximum number of Shares purchasable per Participant on any one Purchase Date shall not exceed 1,000 shares, subject to periodic adjustments in the event of certain changes in the Company's capitalization. However, the Plan Administrator shall have the discretionary authority, exercisable prior to the start of any offering period under the Plan, to increase or decrease the limitation to be in effect for the number of shares purchasable per Participant on each Purchase Date which occurs during that offering period and to establish the maximum number of Shares purchasable in total by all Participants enrolled in that particular offering period on each such Purchase Date.

        E.    Excess Payroll Deductions.    Any payroll deductions not applied to the purchase of Shares on any Purchase Date because they are not sufficient to purchase a whole Share shall be held for the purchase of shares on the next Purchase Date. However, any payroll deductions not applied to the purchase of Shares by reason of the limitation on the maximum number of Shares purchasable per Participant or in total by all Participants on the Purchase Date shall be promptly refunded.

        F.     Suspension of Payroll Deductions.    In the event that a Participant is, by reason of the accrual limitations in Article VIII, precluded from purchasing additional Shares on one or more Purchase Dates during the offering period in which he or she is enrolled, then no further payroll deductions shall be collected from such Participant with respect to those Purchase Dates. The suspension of such deductions shall not terminate the Participant's purchase right for the offering period in which he or she is enrolled, and payroll deductions shall automatically resume on behalf of such Participant once he or she is again able to purchase shares during that offering period in compliance with the accrual limitations of Article VIII.

        G.    Withdrawal from Offering Period.    The following provisions shall govern the Participant's withdrawal from an offering period:

          (i)    A Participant may withdraw from the offering period in which he or she is enrolled at any time prior to the next scheduled Purchase Date by filing the appropriate form with the Plan Administrator (or its designate), and no further payroll deductions shall be collected from the Participant with respect to that offering period. Any payroll deductions collected during the Purchase Interval in which such withdrawal occurs shall, at the Participant's election, be immediately refunded or held for the purchase of shares on the next Purchase Date. If no such election is made at the time of such withdrawal, then the payroll deductions collected from the Participant during the Purchase Interval in which such withdrawal occurs shall be refunded as soon as possible.

          (ii)   The Participant's withdrawal from a particular offering period shall be irrevocable, and the Participant may not subsequently rejoin that offering period at a later date. In order to resume participation in any subsequent offering period, such individual must re-enroll in the Plan (by making a timely filing of the prescribed enrollment forms) on or before his or her scheduled Entry Date into that Purchase Interval.

        H.    Termination of Purchase Right.    The following provisions shall govern the termination of outstanding purchase rights:

          (i)    Should the Participant cease to remain an Eligible Employee for any reason (including death, disability or change in status) while his or her purchase right remains outstanding, then that purchase right shall immediately terminate, and all of the Participant's payroll deductions for the Purchase Interval in which the purchase right so terminates shall be immediately refunded.

          (ii)   However, should the Participant cease to remain in active service by reason of an approved unpaid leave of absence, then the Participant shall have the right, exercisable up until the last business day of the Purchase Interval in which such leave commences, to (a) withdraw all the payroll deductions collected to date on his or her behalf for that Purchase Interval or (b) have such funds held for the purchase of shares on his or her behalf on the next scheduled Purchase Date. In no event, however, shall any further payroll deductions be collected on the Participant's behalf during such leave. Upon the Participant's return to active service (x) within three (3) months following the commencement of such leave or (y) prior to the expiration of any longer period for which such Participant's right to reemployment with the Company is guaranteed by statute or contract, his or her payroll deductions under the Plan shall automatically resume at the rate in effect at the time the leave began, unless the Participant withdraws from the Plan prior to his or her return. An individual who returns to active employment following a leave of absence that exceeds in duration the applicable (x) or (y) time period will be treated as a new Employee for purposes of subsequent participation in the Plan and must accordingly re-enroll in the Plan (by making a timely filing of the prescribed enrollment forms) on or before his or her scheduled Entry Date into the offering period.

        I.     Change of Control.    Each outstanding purchase right shall automatically be exercised, immediately prior to the effective date of any Change of Control, by applying the payroll deductions of each Participant for the Purchase Interval in which such Change of Control occurs to the purchase of whole Shares at a purchase price per share not less than eighty-five percent (85%) of the lower of (i) the Fair Market Value per Share on the Participant's Entry Date into the offering period in which such individual is enrolled at the time of such Change of Control or (ii) the Fair Market Value per Share immediately prior to the effective date of such Change of Control. The actual percentage purchase price shall be equal to the percentage price in effect under Article VII.C for the offering period in which the Participant is enrolled at the time of such Change of Control. However, any applicable limitation on the number of Shares purchasable per Participant shall continue to apply to any such purchase, but not the limitation applicable to the maximum number of Shares purchasable in total by all Participants on any one Purchase Date.

        The Company shall use its best efforts to provide at least ten (10) days' prior written notice of the occurrence of any Change of Control to all Participants, and the Participants shall, following the receipt of such notice, have the right to terminate their outstanding purchase rights prior to the effective date of the Change of Control.

        J.     Proration of Purchase Rights.    Should the total number of Shares to be purchased pursuant to outstanding purchase rights on any particular date exceed the number of shares then available for issuance in the aggregate under the Plan and the International Plan, the Plan Administrator shall make a pro-rata allocation of the available shares on a uniform and nondiscriminatory basis, and the payroll deductions of each Participant, to the extent in excess of the aggregate purchase price payable for the Shares pro-rated to such individual, shall be refunded.

        K.    ESPP Brokerage Account.    The Plan Administrator may require that the Shares purchased on behalf of each Participant shall be deposited directly into a brokerage account which the Company shall establish for the Participant at a Company-designated brokerage firm. The account will be known as the ESPP Brokerage Account. The following policies and procedures shall be in place for any shares deposited into the Participant's ESPP Broker Account until those shares have been held for the requisite period necessary to avoid a disqualifying disposition under the federal tax laws. Accordingly, the shares must be held in the ESPP Brokerage Account until the later of the following two periods: (i) the end of the two (2)-year period measured from the start date of the offering period in which the shares were purchased and (ii) the end of the one (1)-year measured from the actual purchase date of those shares.

        The deposited shares shall not be transferable (either electronically or in certificate form) from the ESPP Brokerage Account until the required holding period for those shares is satisfied. Such limitation shall apply both to transfers to different accounts with the same ESPP broker and to transfers to other brokerage firms. Any shares held for the required holding period may be transferred (either electronically or in certificate form) to other accounts or to other brokerage firms.

        The foregoing procedures shall not in any way limit when the Participant may sell his or her shares.    Those procedures are designed solely to assure that any sale of shares prior to the satisfaction of the required holding period is made through the ESPP Brokerage Account. In addition, the Participant may request a stock certificate or share transfer from his or her ESPP Brokerage Account prior to the satisfaction of the required holding period should the Participant wish to make a gift of any shares held in that account. However, Shares may not be transferred (either electronically or in certificate form) from the ESPP Brokerage Account for use as collateral for a loan, unless those shares have been held for the required holding period.

        To the extent the Plan Administrator requires that Shares be deposited in the ESPP Brokerage Account, the foregoing procedures shall apply to all Shares purchased by the Participant under the Plan, whether or not the Participant continues in employee status.

        L.    Assignability.    The purchase right shall be exercisable only by the Participant and shall not be assignable or transferable by the Participant.

        M.   Shareholder Rights.    A Participant shall have no shareholder rights with respect to the Shares subject to his or her outstanding purchase right until the Shares are purchased on the Participant's behalf in accordance with the provisions of the Plan and the Participant has become a holder of record of the purchased Shares.

XIX.  ACCRUAL LIMITATIONS

        A.    No Participant shall be entitled to accrue rights to acquire Shares pursuant to any purchase right outstanding under the Plan if and to the extent such accrual, when aggregated with (i) rights to purchase Shares accrued under any other purchase right granted under the Plan and (ii) similar rights accrued under other employee stock purchase plans (within the meaning of Code Section 423)) of the Company or any Affiliate, would otherwise permit such Participant to purchase more than Twenty-Five Thousand Dollars ($25,000.00) worth of stock of the Company or any Affiliate (determined on the basis of the Fair Market Value per share on the date or dates such rights are granted) for each calendar year such rights are at any time outstanding.

        B.    For purposes of applying such accrual limitations to the purchase rights granted under the Plan, the following provisions shall be in effect:

          (i)    The right to acquire Shares under each outstanding purchase right shall accrue in a series of installments on each successive Purchase Date during the offering period in which such right remains outstanding.

          (ii)   No right to acquire Shares under any outstanding purchase right shall accrue to the extent the Participant has already accrued in the same calendar year the right to acquire shares under one or more other purchase rights at a rate equal to Twenty-Five Thousand Dollars ($25,000.00) worth of Shares (determined on the basis of the Fair Market Value per Share on the date or dates of grant) for each calendar year such rights were at any time outstanding.

        C.    If by reason of such accrual limitations, any purchase right of a Participant does not accrue for a particular Purchase Interval, then the payroll deductions that the Participant made during that Purchase Interval with respect to such purchase right shall be promptly refunded.

        D.    In the event there is any conflict between the provisions of this Article and one or more provisions of the Plan or any instrument issued thereunder, the provisions of this Article shall be controlling.

XX. EFFECTIVE DATE AND TERM OF THE PLAN

        A.    The Plan was adopted by the Board on February 6, 2008, and shall become effective on the Effective Date provided (i) the Plan shall have been approved by the shareholders of the Company at the 2008 Annual Meeting and (ii) the Company shall have complied with all applicable requirements of the 1933 Act (including the registration of the Shares issuable under the Plan on a Form S-8 registration statement filed with the Securities and Exchange Commission), all applicable listing requirements of any stock exchange on which the Shares are listed for trading and all other applicable requirements established by law or regulation.

        B.    Unless sooner terminated by the Board, the Plan shall terminate upon the earliest of (i) the last business day in August 2018, (ii) the date on which all Shares available for issuance in the aggregate under the Plan and the International Plan shall have been sold pursuant to purchase rights exercised under the Plan and the International Plan or (iii) the date on which all purchase rights are exercised in connection with a Change of Control. No further purchase rights shall be granted or exercised, and no further payroll deductions shall be collected, under the Plan following such termination.

XXI.  AMENDMENT OF THE PLAN

        A.    The Board may alter, amend, suspend or terminate the Plan at any time to become effective immediately following the close of any Purchase Interval. However, the Plan may be amended or terminated immediately upon Board action, if and to the extent necessary to assure that the Company will not recognize, for financial reporting purposes, any compensation expense in connection with the Shares offered for purchase under the Plan, should the financial accounting rules applicable to the Plan on the Effective Date be subsequently revised so as to require the Company to recognize compensation expense in the absence of such amendment or termination.

        B.    In no event may the Board effect any of the following amendments or revisions to the Plan without the approval of the Company's shareholders: (i) increase the number of Shares issuable in the aggregate under the Plan and the International Plan, except for permissible adjustments in the event of certain changes in the Company's capitalization, (ii) alter the purchase price formula so as to reduce the purchase price payable for the Shares purchasable under the Plan or (iii) modify the eligibility requirements for participation in the Plan.

XXII.  GENERAL PROVISIONS

        A.    All costs and expenses incurred in the administration of the Plan shall be paid by the Company; however, each Plan Participant shall bear all costs and expenses incurred by such individual in the sale or other disposition of any shares purchased under the Plan.

        B.    Nothing in the Plan shall confer upon the Participant any right to continue in the employ of the Company or any Affiliate for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Affiliate employing such person) or of the Participant, which rights are hereby expressly reserved by each, to terminate such person's employment at any time for any reason, with or without cause.

        C.    The provisions of the Plan shall be governed by the laws of the State of New York without resort to that State's conflict-of-laws rules.

Schedule A

Corporations Participating in
U.S. Employee Stock Purchase Plan
As of the Effective Date

Creditek Corporation	United States
Creditek LLC	United States
Genpact International, Inc.	United States
Genpact Mobility Services, Inc.	United States
Genpact Mortgage Services, Inc.	United States
Genpact Onsite Services Inc.	United States
Genpact Process Solutions LLC	United States
Genpact U.S. Holdings, Inc.	United States
MoneyLine Technologies, LLC	United States

APPENDIX

        The following definitions shall be in effect under the Plan:

        D.    Affiliate shall mean any parent or subsidiary corporation of the Company (as determined in accordance with Code Section 424), whether now existing or subsequently established.

        E.    Board shall mean the Company's Board of Directors.

        F.     Cash Earnings shall mean (i) the regular base salary paid to a Participant by one or more Participating Companies during such individual's period of participation in one or more offering periods under the Plan and (ii) any overtime payments, bonuses, commissions, profit-sharing distributions and other incentive-type payments received during such period. Cash Earnings shall be calculated before deduction of (A) any income or employment tax withholdings or (B) any contributions made by Participant to any Code Section 401(k) salary deferral plan or Code Section 125 cafeteria benefit program now or hereafter established by the Company or any Affiliate. Cash Earnings shall not include any contributions made on the Participant's behalf by the Company or any Affiliate to any employee benefit or welfare plan now or hereafter established (other than Code Section 401(k) or Code Section 125 contributions deducted from such Cash Earnings).

        G.    Change of Control shall mean the occurrence of any of the following events:

          (i)    the consummation of (A) an amalgamation, consolidation, statutory share exchange, reorganization, recapitalization, tender offer or similar form of corporate transaction involving (x) the Company or (y) any of its Subsidiaries, but in the case of this clause (y) only if Company Voting Securities (as defined below) are issued or issuable in connection with such transaction (each of the transactions referred to in this clause (A), being hereinafter referred to as a "Reorganization") or (B) a sale or other disposition of all or substantially all the assets of the Company (a "Sale"), unless, immediately following such Reorganization or Sale, (1) all or substantially all the individuals and entities who were the "beneficial owners" (as such term is defined in Rule 13d-3 under the Exchange Act (or a successor rule thereto)) of the Company's common shares or other securities eligible to vote for the election of the Board outstanding immediately prior to the consummation of such Reorganization or Sale (such securities, the "Company Voting Securities") beneficially own, directly or indirectly, more than 50% of the combined voting power of the then outstanding voting securities of the corporation or other entity resulting from such Reorganization or Sale (including a corporation or other entity that, as a result of such transaction, owns the Company or all or substantially all the Company's assets either directly or through one or more subsidiaries) (the "Continuing Entity") in substantially the same proportions as their ownership, immediately prior to the consummation of such Reorganization or Sale, of the outstanding Company Voting Securities (excluding any outstanding voting securities of the Continuing Entity that such beneficial owners hold immediately following the consummation of such Reorganization or Sale as a result of their ownership prior to such consummation of voting securities of any corporation or other entity involved in or forming part of such Reorganization or Sale other than the Company or a Subsidiary), (2) no person (as such term is defined in Section 13(d) of the Exchange Act but excluding (X) any employee benefit plan (or related trust) sponsored or maintained by the Continuing Entity or any corporation or other entity controlled by the Continuing Entity and (Y) any Specified Shareholder) beneficially owns, directly or indirectly, 25% or more of the combined voting power of the then outstanding voting securities of the Continuing Entity and (3) at least a majority of the members of the board of directors or other governing body of the Continuing Entity were members of such board or other governing body during the 24 consecutive month period preceding the time of the execution of the definitive agreement providing for such Reorganization or Sale or, in the absence of such an agreement, the time at which approval of the Board was obtained for such Reorganization or Sale;

          (ii)   the shareholders of the Company approve a voluntary plan of liquidation, winding up or dissolution of the Company, unless such liquidation, winding up or dissolution is part of a transaction or series of transactions described in paragraph (i) above that does not otherwise constitute a Change of Control; or

          (iii)  any person (as such term is defined in Section 13(d) of the Exchange Act), corporation or other entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) other than any Specified Shareholder becomes the beneficial owner, directly or indirectly, of securities of the Company representing a percentage of the combined voting power of the Company Voting Securities that is equal to or greater than 25%; provided, however, that for purposes of this subparagraph (iv) (and not for purposes of subparagraphs (i) through (iii) above), the following acquisitions shall not constitute a Change in Control: (A) any acquisition by the Company or any Subsidiary, (B) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary, (C) any acquisition by an underwriter temporarily holding such Company Voting Securities pursuant to an offering of such securities, (D) any acquisition pursuant to a Reorganization or Sale that does not constitute a Change in Control for purposes of subparagraph (ii) above or (E) any acquisition directly from the Company.

        H.    Code shall mean the Internal Revenue Code of 1986, as amended.

        I.     Company shall mean Genpact Limited, a Bermuda limited exempted company, and any corporate successor to all or substantially all of the assets or voting stock of Genpact Limited that shall by appropriate action adopt the Plan.

        J.     Compensation Committee shall mean the Compensation Committee of the Board.

        K.    Effective Date shall mean September 2, 2008.

        L.    Eligible Employee shall mean any person who is employed by a Participating Company on a basis under which he or she is regularly expected to render more than twenty (20) hours of service per week for more than five (5) months per calendar year for earnings considered wages under Code Section 3401 (a).

        M.   Entry Date shall mean the date an Eligible Employee first commences participating in the offering period in effect under the Plan. The earliest Entry Date under the Plan shall be the Effective Date.

        N.    Exchange Act shall mean the Securities Exchange Act of 1934, as amended, or any successor statute thereto.

        O.    Fair Market Value per Share on any relevant date shall mean (i) the closing per share sales price of the Shares (A) as reported by the NYSE for such date or (B) if the Shares are listed on any other national stock exchange, as reported on the stock exchange composite tape for securities traded on such stock exchange for such date or, with respect to each of clauses (A) and (B), if there were no sales on such date, on the closest preceding date on which there were sales of Shares or (ii) in the event there shall be no public market for the Shares on such date, the fair market value of the Shares as determined in good faith by the Plan Administrator.

        P.     International Plan shall mean the Company's International Employee Stock Purchase Plan.

        Q.    1933 Act shall mean the Securities Act of 1933, as amended.

        R.    Participant shall mean any Eligible Employee of a Participating Company who is actively participating in the Plan.

        S.     Participating Company shall mean the Company and such Affiliate or Affiliates as may be authorized from time to time by the Board to extend the benefits of the Plan to their Eligible Employees. The Participating Companies in the Plan are listed in attached Schedule A.

        T.     Plan shall mean the Company's U.S. Employee Stock Purchase Plan, as set forth in this document.

        U.    Plan Administrator shall mean the Compensation Committee acting in its administrative capacity under the Plan.

        V.     Purchase Date shall mean the last business day of each Purchase Interval.

        W.    Purchase Interval shall mean each successive six (6)-month period within a particular offering period at the end of which there shall be purchased Shares on behalf of each Participant.

        X.    Shares shall mean the common shares of the Company, $0.01 par value per share.

        Y.    Specified Shareholder shall mean each of General Atlantic Partners (Bermuda) L.P., Oak Hill Capital Partners (Bermuda) L.P., GE Capital International (Mauritius), any entity that directly or indirectly, through one or more intermediaries, controls, is controlled by or is under the common control of any one or more of the foregoing and any successor entity to any one or more of the foregoing.

        Z.    Stock Exchange shall mean either the American Stock Exchange or the New York Stock Exchange.

        AA. Subsidiary shall mean a body corporate which is a subsidiary of the Company (within the meaning of Section 86 of the Companies Act 1981 (Bermuda), as amended).

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Electronic Voting Instructions

You can vote by Internet!

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may vote by Internet as detailed below.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet must be received by 1:00 a.m. Eastern Time on May 1, 2008.

Vote by Internet

•  Log on to the Internet and go to

   www.investorvote.com/G

•  Follow the steps outlined on the secured website.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.      ☒

Annual Meeting Proxy Card	123456	C0123456789	12345

IF YOU HAVE NOT VOTED VIA THE INTERNET, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 and 3.

1. Election of Directors:	For	Withhold

01 - Pramod Bhasin	☐	☐

02 - Rajat Kumar Gupta	☐	☐

03 - John W. Barter	☐	☐

04 - J. Taylor Crandall	☐	☐

05 - Steven A. Denning	☐	☐

06 - Mark F. Dzialga	☐	☐

07 - Jagdish Khattar	☐	☐

08 - James C. Madden	☐	☐

09 - Denis J. Nayden	☐	☐

10 - Robert G. Scott	☐	☐

11 - A. Michael Spence	☐	☐

	For	Against	Abstain

2. To adopt our U.S Employee Stock Purchase Plan and International Employee Stock Purchase Plan	☐	☐	☐

3. To ratify and approve the appointment of KPMG as our independent registered public accounting firm for the fiscal year ending December 31, 2008	☐	☐	☐

B Non-Voting Items

Change of Address — Please print your new address below.	Comments — Please print your comments below.	Meeting Attendance
		Mark the box to the right if you plan to attend the Annual Meeting.	☐

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

/ /

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2008 Annual Meeting Admission Ticket

2008 Annual Meeting of

Genpact Limited Shareholders

May 1, 2008, 10:00 AM Local Time

New York Stock Exchange

11 Wall Street, New York, NY 10005

Upon arrival, please present this admission ticket

and photo identification at the registration desk.

To enroll to receive future proxy materials on-line, please go to www.computershare.com/us/ecomms

IF YOU HAVE NOT VOTED VIA THE INTERNET, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy — Genpact Limited

Notice of 2008 Annual Meeting of Shareholders

Proxy Solicited by Board of Directors for Annual Meeting — May 1, 2008

Vivek N. Gour, Victor F. Guaglianone and Heather D. White, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Genpact Limited to be held on May 1, 2008 or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted as directed by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR all the nominees listed and FOR Proposals 2 and 3.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side.)

QuickLinks

GENPACT LIMITED Canon's Court 22 Victoria Street Hamilton HM Bermuda NOTICE OF 2008 ANNUAL GENERAL MEETING OF SHAREHOLDERS To Be Held on May 1, 2008
TABLE OF CONTENTS
GENPACT LIMITED Canon's Court 22 Victoria Street Hamilton, HM 12 Bermuda PROXY STATEMENT FOR ANNUAL GENERAL MEETING OF SHAREHOLDERS May 1, 2008
IMPORTANT INFORMATION ABOUT THE ANNUAL GENERAL MEETING AND VOTING
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
PROPOSAL 1—ELECTION OF DIRECTORS
CORPORATE GOVERNANCE
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
INFORMATION ABOUT EXECUTIVE OFFICERS
INFORMATION ABOUT EXECUTIVE AND DIRECTOR COMPENSATION
DIRECTOR COMPENSATION
Director Compensation
PROPOSAL 2—ADOPTION OF U.S. EMPLOYEE STOCK PURCHASE PLAN AND INTERNATIONAL EMPLOYEE STOCK PURCHASE PLAN
PROPOSAL 3—RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
OTHER MATTERS
ELECTRONIC SUBMISSION OF PROXIES FOR VOTING
  Exhibit A
GENPACT LIMITED INTERNATIONAL EMPLOYEE STOCK PURCHASE PLAN
Schedule A
Corporations Participating in International Employee Stock Purchase Plan As of the Effective Date
APPENDIX
GENPACT LIMITED U.S. EMPLOYEE STOCK PURCHASE PLAN
Schedule A
Corporations Participating in U.S. Employee Stock Purchase Plan As of the Effective Date
APPENDIX